UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Tax-Exempt Fund

Annual Report for the Period Ended November 30, 2011

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	40

Statement of Operations	42

Statement of Changes in Net Assets	43

Financial Highlights	45

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	61

Federal Income Tax Information	62

Fund Governance	63

Important Information About This Report	69

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z shares as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Tax-Exempt Fund

Summary

■  For the 12-month period that ended November 30, 2011, the fund's Class A shares returned 7.00%, without sales charge.

■  The fund outperformed its peer group, the Lipper General Municipal Debt Funds Classification,1 and its benchmark, the Barclays Capital Municipal Bond Index.2

■  Maturity allocation, issue selection and credit quality positioning helped push the fund ahead of the index and peer group.

Portfolio Management

Kimberly Campbell has managed the fund since 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Campbell was associated with the fund's previous advisor or its predecessors since 1995.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 11/30/11

+7.00%

Class A shares (without sales charge)

+6.53%

Barclays Capital Municipal Bond Index

+6.01%

Lipper General Municipal Debt Funds Classification

Performance Information – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 12/01/01 – 11/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 12/01/01 – 11/30/11 ($)

Sales charge	without	with
Class A	16,053	15,295
Class B	14,886	14,886
Class C	15,118	15,118
Class Z	16,244	n/a

Average annual total return as of 11/30/11 (%)

Share class	A		B		C		Z
Inception	11/21/78		05/05/92		08/01/97		09/16/05
Sales charge	without	with	without	with	without	with	without
1-year	7.00	1.96	6.12	1.12	6.36	5.36	7.16
5-year	3.91	2.91	3.12	2.78	3.29	3.29	4.11
10-year	4.85	4.34	4.06	4.06	4.22	4.22	4.97

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the Fund's Class Z shares include the returns of the Fund's Class A shares for periods prior to September 16, 2005, the date on which the Fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without a sales charge. The returns shown have not been adjusted to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund.

Understanding Your Expenses – Columbia Tax-Exempt Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

06/01/11 – 11/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.70	1,021.36	3.80	3.75	0.74
Class B	1,000.00	1,000.00	1,044.90	1,017.60	7.64	7.54	1.49
Class C	1,000.00	1,000.00	1,046.50	1,018.30	6.93	6.83	1.35
Class Z	1,000.00	1,000.00	1,050.20	1,022.36	2.78	2.74	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or any of its affiliates not waived/reimbursed a portion of fees and expenses, account value at the end of the period would have been reduced.

Portfolio Manager's Report – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 11/30/11 ($)

Class A	13.43
Class B	13.42
Class C	13.43
Class Z	13.43

Distributions declared per share

12/01/10 – 11/30/11 ($)

Class A	0.59
Class B	0.49
Class C	0.51
Class Z	0.61

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income and is taxable when distributed.

30-day SEC yields

as of 11/30/11 (%)

Class A	2.94
Class B	2.16
Class C	2.55
Class Z	3.90

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable Equivalent SEC yields

as of 11/30/11 (%)

Class A	4.52
Class B	3.32
Class C	3.92
Class Z	6.00

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended November 30, 2011, the fund's Class A shares returned 7.00% without sales charge. The fund outperformed the 6.53% return of its benchmark, the Barclays Capital Municipal Bond Index, and the 6.01% average return of its peer group, the Lipper General Municipal Debt Funds Classification. Favorable maturity allocation, issue selection and credit quality positioning helped drive the fund ahead of the index and peer group.

Strong year for municipal bonds, despite weak start

In late 2010, municipal bond issuers faced continued budgetary challenges and uncertainty regarding the extension of the Bush-era tax cuts and Build America Bonds taxable municipal bond program. New issuance surged leading up to year end, but investor demand slowed amid predictions of massive municipal defaults. Selling pressure mounted as many investors decided to take profits, pushing muni bond yields significantly higher early in 2011 and causing municipal bond prices to fall. Yields stabilized, then declined, in the second quarter, as low bond prices and a lack of defaults rekindled investor interest. In July 2011, concern mounted over the European debt crisis and the U.S. government's inability to address its budget deficit. Standard & Poor's downgraded its rating on U.S. Treasuries in August 2011, but investors still flocked to the sector, which offered a safe haven in a time of uncertainty. Municipal bond yields followed Treasury yields lower. Yields declined the most on longer-maturity securities, which benefited from the Federal Reserve Board's announcement that it planned to keep short-term interest rates near zero until 2013 and from the launch of "Operation Twist," a program involving the sale of short-term Treasuries and purchase of longer-term issues. Yields reached a 12-month low in October 2011. Supply remained tight, down more than 30% for the first 11 months of 2011 compared to the same period in 2010. For the 12-month reporting period, longer-maturity bonds outperformed shorter-maturity issues, and lower-quality (A and BBB rated3) bonds beat higher quality securities.

Gains from overweights in long maturity and lower quality bonds

The fund benefited from having more exposure than the benchmark to 15- to 30-year muni bonds. An overweight in bonds rated A and lower (including BBB securities and non-rated issues), which offered added income potential, further aided performance.

Certain sector allocations also contributed positively to performance: a significant overweight in hospital bonds, which produced some of the strongest returns in the benchmark, and overweights and strong issue selection in escrowed bonds (A bond becomes escrowed when an issuer comes to market with a new—usually lower-rate—bond and invests the proceeds in short-term government securities that are placed into an escrow account for the purpose of paying the original bonds at their maturity.), industrial development revenue and housing sectors. An overweight in electric revenue bond sector also boosted returns. The fund picked up added ground from its non-callable (or non-redeemable) bonds, which were more sensitive to declining interest rates than the non-callable bonds in the benchmark. Although issue

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Tax-Exempt Fund selection within the state general obligation and transportation sectors was strong relative to the benchmark, the fund's underweight in these sectors detracted from returns. Allocations to higher-quality (AAA and AA) sectors modestly detracted from performance relative to the benchmark, but were partially offset by above-average returns from the fund's investments in these segments.

Expectations for the coming year

Given the extent of the sovereign debt problems in Europe and their impact on other countries, we think U.S. economic growth will remain slow. Muted growth typically means benign inflation—a plus for bondholders. However, uncertainties around the presidential race, potential tax hikes and unemployment continue to weigh on investors. We believe that municipal bonds have the potential to offer reasonable returns in 2012, but with yields currently at low levels, those returns are unlikely to match those of 2011. Because we believe that the Fed is unlikely to raise short term interest rates for quite some time, our expectation is for inflation to stay relatively low. We believe that short-term yields will remain low, while longer intermediate-term yields could fall further. With that in mind, we plan to keep an overweight in longer-intermediate maturity (15- and 25-year) bonds which have slightly more sensitivity to declining interest rates than the benchmark. To balance that strategy, we also will likely maintain an overweight in lower quality bonds (rated A and lower) because these bonds are generally less sensitive to interest-rate shifts, and the added income they offer typically acts as a cushion against rising rates. We plan to maintain an overweight in the hospital sector and look to diversify within the sector by state and issue selection. We will continue to invest prudently, stressing diversification, issue selection, independent credit analysis and maturity allocation consistent with our strategic outlook.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Quality breakdown

as of 11/30/11 (%)

AAA	14.2
AA	28.2
A	31.8
BBB	16.7
BB	1.3
B	0.6
CCC	0.1
CC	0.3
Non-Rated	6.8

Maturity breakdown

as of 11/30/11 (%)

0-1 year	1.0
1-3 years	2.6
3-5 years	3.6
5-7 years	5.3
7-10 years	12.2
10-15 years	17.6
15-20 years	19.1
20-25 years	14.5
25 years and over	20.6
Net Cash & Equivalents	3.5

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio of Investments – Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 95.6%
Alabama 0.3%
County of Jefferson Refunding Revenue Bonds Series 1997A (FGIC)
02/01/22	5.625%	$570,000	$330,799
Revenue Bonds Series 2004A
01/01/19	5.250%	2,790,000	2,618,527
01/01/23	5.250%	7,500,000	6,659,775
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010
05/01/34	5.800%	4,900,000	5,000,058
Total			14,609,159
Alaska 0.7%
Alaska Energy Authority Refunding Revenue Bonds Bradley Lake 3rd Series 1999 (AGM)
07/01/14	6.000%	2,000,000	2,217,720
4th Series 2000 (AGM)
07/01/20	6.000%	4,145,000	5,043,180
07/01/21	6.000%	2,395,000	2,922,642
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011
10/01/32	7.500%	18,330,000	18,467,292
10/01/41	7.750%	4,350,000	4,409,030
Total			33,059,864
Arizona 1.5%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D
01/01/32	5.375%	7,800,000	8,125,806
Arizona Transportation Board Revenue Bonds Maricopa County Regional Area Road Fund Series 2007
07/01/25	5.000%	1,500,000	1,643,910
Arizona Water Infrastructure Finance Authority Revenue Bonds Water Quality Series 2008A
10/01/22	5.000%	1,500,000	1,732,515
City of Tucson Refunding Revenue Bonds Series 2002 (NPFGC/FGIC)
07/01/13	5.500%	2,380,000	2,495,549
Revenue Bonds Series 2002 (NPFGC/FGIC)
07/01/14	5.500%	1,500,000	1,572,360
Unlimited General Obligation Bonds Series 1984G (NPFGC/FGIC)
07/01/14	7.625%	3,140,000	3,645,069

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Arizona (cont.)
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010
05/15/35	5.000%	$13,750,000	$13,749,725
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2004A
07/01/26	5.500%	5,000,000	5,182,350
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B
06/01/35	5.000%	9,775,000	10,215,461
Pima County Industrial Development Authority Revenue Bonds GNMA Mortgage-Backed Securities Series 1989 Escrowed to Maturity AMT(a)
09/01/21	8.200%	11,280,000	15,372,497
Salt Verde Financial Corp. Revenue Bonds Senior Series 2007
12/01/32	5.000%	5,400,000	5,034,312
Total			68,769,554
California 12.6%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Community Series 2011
07/01/26	6.125%	3,420,000	3,528,551
07/01/41	6.125%	7,015,000	7,017,034
Revenue Bonds San Diego Hospital Association Series 2003C
03/01/20	5.375%	1,320,000	1,368,827
Sharp Healthcare Series 2009
08/01/39	6.250%	4,000,000	4,291,240
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c)
07/01/18	6.000%	2,000,000	1,898,480
Alvord Unified School District Unlimited General Obligation Refunding Bonds Series 2002A (NPFGC)
02/01/19	5.900%	1,975,000	2,273,008
Cabazon Band Mission Indians(b)(c)(d) Revenue Bonds Series 2004
10/01/11	7.358%	400,000	232,000
10/01/15	8.375%	1,740,000	1,222,507
10/01/19	8.750%	8,670,000	5,674,775
Series 2010
10/01/20	8.375%	1,415,000	1,413,415

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
California Educational Facilities Authority Revenue Bonds Loyola Marymount University Series 2001A (NPFGC)(e)
10/01/17	0.000%	$2,525,000	$2,029,317
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	110,000	144,169
Revenue Bonds Kaiser Permanente Series 2006A
04/01/39	5.250%	4,500,000	4,511,745
Providence Health & Services Series 2008C
10/01/28	6.250%	2,000,000	2,267,980
Unrefunded Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	7,890,000	8,903,155
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT
08/01/30	5.750%	4,355,000	4,349,818
Series 2006K AMT
02/01/42	5.500%	6,735,000	6,704,086
California Municipal Finance Authority Revenue Bonds American Heritage Education Foundation Project Series 2006A
06/01/36	5.250%	1,750,000	1,402,188
Biola University Series 2008
10/01/34	5.875%	4,000,000	4,135,120
California State Department of Veterans Affairs Revenue Bonds Series 2007A AMT(a)
12/01/22	4.850%	1,700,000	1,752,802
California State Public Works Board Revenue Bonds Various Capital Projects Subordinated Series 2009I-1
11/01/29	6.125%	6,000,000	6,530,700
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010
07/01/30	6.000%	5,000,000	5,013,950
Irvine LLC-UCI East Campus Series 2008
05/15/32	5.750%	5,500,000	5,511,550
John Muir Health Series 2006A
08/15/32	5.000%	1,000,000	993,550
Kaiser Permanente Series 2006B
03/01/45	5.250%	13,000,000	13,038,220

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
Thomas Jefferson School of Law Series 2008A
10/01/26	7.000%	$10,235,000	$10,578,077
California Statewide Communities Development Authority(b) Revenue Bonds Thomas Jefferson School of Law Series 2008A
10/01/38	7.250%	4,350,000	4,404,158
Castaic Lake Water Agency Certificate of Participation Capital Appreciation-Water System Improvement Project Series 1999 (AMBAC)(e)
08/01/24	0.000%	9,445,000	4,883,348
City of Pomona Refunding Revenue Bonds Mortgage-Backed Securities Series 1990A (GNMA/FNMA)
05/01/23	7.600%	7,900,000	10,488,435
City of San Jose Revenue Bonds Series 2001A (NPFGC/FGIC)
03/01/31	5.000%	4,855,000	4,863,933
City of San Jose(a) Revenue Bonds Series 2007A (AMBAC) AMT
03/01/15	5.000%	3,000,000	3,218,490
03/01/16	5.000%	3,000,000	3,251,490
City of Vernon Revenue Bonds Series 2009A
08/01/21	5.125%	2,500,000	2,485,700
County of Sacramento Airport System Revenue Bonds Senior Series 2009B
07/01/39	5.750%	4,000,000	4,219,160
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999
01/15/40	5.750%	4,100,000	3,794,140
Foothill-Eastern Transportation Corridor Agency(e) Revenue Bonds Capital Appreciation-Senior Lien Series 1995A Escrowed to Maturity
01/01/18	0.000%	10,000,000	9,048,300
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008
08/01/30	4.750%	3,925,000	4,019,396
Huntington Beach Community Facilities District Special Tax Bonds Grand Coast Resort No. 2000-1 Series 2001
09/01/31	6.450%	1,850,000	1,856,124
Kaweah Delta Health Care District Refunding Revenue Bonds Series 2006
06/01/34	4.500%	7,500,000	6,375,225

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009
08/01/33	5.000%	$5,000,000	$5,317,000
Lammersville School District Community Facilities District No. 2002 Special Tax Bonds Mountain House Series 2006
09/01/35	5.125%	875,000	753,926
Los Angeles County Schools Regionalized Business Services Corp. Certificate of Participation Capital Appreciation-Pooled Financing Series 1999A (AMBAC)(e)
08/01/22	0.000%	2,180,000	1,132,641
Los Angeles Department of Water & Power Revenue Bonds Series 2003A (NPFGC/FGIC)
07/01/43	5.000%	6,750,000	6,758,977
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I
07/01/29	5.000%	4,800,000	5,085,456
May Farms Community Facilities District Special Tax Bonds Series 1991-90-2 Escrowed to Maturity
10/01/21	8.750%	6,165,000	9,657,226
Norwalk-La Mirada Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2005B (NPFGC/FGIC)(e)
08/01/23	0.000%	9,790,000	5,238,531
Orange Unified School District Community Facilities District No. 2005-2 Special Tax Bonds Del Rio School Facilities Series 2007
09/01/37	5.000%	1,000,000	789,580
Palmdale Community Redevelopment Agency Revenue Bonds Series 1986D Escrowed to Maturity (FHA) AMT(a)
04/01/16	8.000%	7,000,000	8,959,020
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A
05/15/34	5.250%	4,500,000	4,776,120
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A
05/15/39	5.250%	17,000,000	17,921,060
San Diego Unified School District Unlimited General Obligation Bonds Election of 1998 Series 2002D (FGIC)
07/01/27	5.000%	8,000,000	8,206,560

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
San Francisco City & County Public Utilities Commission Water Revenue Bonds Series 2006A (AGM)
11/01/31	4.500%	$17,800,000	$17,799,466
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08/01/31	6.500%	500,000	508,075
08/01/39	6.625%	1,500,000	1,533,135
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	1,500,000	1,167,255
San Joaquin Hills Transportation Corridor Agency(e) Refunding Revenue Bonds Capital Appreciation Series 1997A (NPFGC)
01/15/12	0.000%	2,500,000	2,484,843
01/15/14	0.000%	14,450,000	12,713,977
San Juan Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AGM)(e)
08/01/18	0.000%	1,785,000	1,400,279
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 (AGM)
08/01/23	5.000%	1,500,000	1,672,935
State of California Unlimited General Obligation Bonds Series 2002 (AMBAC)
04/01/17	6.000%	2,500,000	2,975,900
Series 2003
02/01/21	5.000%	4,625,000	4,883,954
Series 2006
10/01/36	4.500%	4,015,000	3,852,352
Various Purpose Series 2003
11/01/22	5.000%	5,000,000	5,278,100
11/01/24	5.125%	8,000,000	8,497,920
Series 2005
03/01/32	5.000%	1,500,000	1,516,485
06/01/35	4.750%	2,500,000	2,417,500
08/01/35	5.000%	10,000,000	10,015,900
Series 2007
12/01/32	5.000%	8,000,000	8,120,080
06/01/37	5.000%	13,145,000	13,151,178
11/01/37	5.000%	18,000,000	18,008,460
12/01/37	5.000%	10,200,000	10,205,202
Series 2008
03/01/27	5.500%	1,000,000	1,085,070
03/01/38	5.250%	8,250,000	8,389,920

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
Series 2009
04/01/31	5.750%	$32,500,000	$35,736,350
04/01/35	6.000%	15,000,000	16,608,750
04/01/38	6.000%	22,500,000	24,868,350
11/01/39	5.500%	15,520,000	16,196,982
Series 2010
03/01/30	5.250%	3,000,000	3,159,810
03/01/33	6.000%	5,000,000	5,603,350
03/01/40	5.500%	17,200,000	17,963,508
Series 2011
09/01/30	5.250%	8,750,000	9,284,100
Unlimited General Obligation Refunding Bonds Series 2007
08/01/30	4.500%	34,950,000	34,729,815
Various Purpose Series 2008
04/01/38	5.000%	1,015,000	1,015,477
Unrefunded Unlimited General Obligation Bonds Series 2004
04/01/29	5.300%	6,000	6,178
Turlock Irrigation District Certificate of Participation Series 2003A (NPFGC)
01/01/33	5.000%	4,450,000	4,392,729
University of California Revenue Bonds General Series 2009Q
05/15/34	5.000%	5,750,000	5,958,380
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC)
01/01/29	5.000%	9,365,000	9,453,125
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2001B (NPFGC)
08/01/24	6.000%	2,320,000	2,625,474
Yuba City Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2000 (NPFGC/FGIC)(e)
09/01/18	0.000%	1,160,000	859,316
Total			570,429,940
Colorado 1.7%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12/01/17	4.800%	875,000	764,312
12/01/22	4.950%	1,855,000	1,394,849
12/01/26	5.000%	1,860,000	1,273,895
City & County of Denver Unlimited General Obligation Bonds Justice System Facilities & Zoo Series 2005
08/01/25	5.000%	1,000,000	1,101,130
City & County of Denver(a) Refunding Revenue Bonds United Air Lines Project Series 2007A AMT
10/01/32	5.250%	5,000,000	4,191,550

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Colorado (cont.)
City of Westminster Revenue Bonds Post Project Series 2007D (AGM)
12/01/23	5.000%	$1,240,000	$1,366,430
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008
06/01/33	5.500%	2,000,000	2,024,300
06/01/38	5.500%	6,000,000	6,032,760
Colorado Health Facilities Authority Refunding Revenue Bonds Valley View Hospital Association Series 2008
05/15/28	5.500%	5,745,000	5,791,362
Revenue Bonds Evangelical Lutheran Series 2005
06/01/23	5.250%	1,200,000	1,235,088
Series 2009A
06/01/38	6.125%	3,250,000	3,273,530
Unrefunded Revenue Bonds Series 2000
12/01/25	6.900%	680,000	687,834
Colorado Health Facilities Authority(d) Prerefunded 12/01/11 Revenue Bonds American Housing Foundation I, Inc. Project Series 2003
12/01/31	8.500%	855,000	855,180
Colorado State Board of Governors Revenue Bonds Series 2008A (AGM)
03/01/27	5.000%	1,250,000	1,329,850
County of El Paso Revenue Bonds Series 1988A (GNMA) AMT(a)
03/25/19	8.375%	32,314	32,893
E-470 Public Highway Authority Revenue Bonds Series 2010C
09/01/26	5.375%	5,000,000	4,917,100
E-470 Public Highway Authority(e) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC)
09/01/22	0.000%	6,515,000	3,425,066
Senior Series 2000B (NPFGC)
09/01/18	0.000%	18,600,000	13,024,464
North Range Metropolitan District No. 1 Prerefunded 12/15/11 Limited General Obligation Bonds Series 2001
12/15/31	7.250%	11,640,000	11,786,315
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12/15/27	5.500%	2,765,000	2,491,984
12/15/37	5.500%	3,100,000	2,631,063

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Colorado (cont.)
Platte River Power Authority Revenue Bonds Series 2009HH
06/01/24	5.000%	$1,000,000	$1,139,600
Regional Transportation District Refunding Revenue Bonds Series 2007A
11/01/24	5.250%	1,000,000	1,236,460
University of Colorado Hospital Authority Refunding Revenue Bonds Series 2009A
11/15/29	6.000%	5,000,000	5,379,200
University of Colorado Revenue Bonds Series 2006A (AMBAC)
06/01/23	5.000%	1,000,000	1,084,570
Total			78,470,785
Connecticut 0.2%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A
04/01/39	7.875%	8,000,000	8,416,240
Mashantucket Western Pequot Tribe Revenue Bonds Subordinated Series 2007A(b)(c)(g)
09/01/34	5.750%	4,000,000	1,462,720
Total			9,878,960
Delaware 0.1%
Delaware State Economic Development Authority Refunding Revenue Bonds Gas Facilities-Delmarva Power Series 2010
02/01/31	5.400%	5,000,000	5,272,000
District of Columbia 0.1%
District of Columbia Refunding Revenue Bonds 2nd Series 2009B
12/01/23	5.000%	2,000,000	2,322,220
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2007A (AMBAC) AMT(a)
10/01/22	4.750%	4,250,000	4,491,953
Total			6,814,173
Florida 3.0%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005
04/01/24	5.000%	1,800,000	1,821,402
04/01/34	5.000%	16,250,000	15,614,950
Brevard County Housing Finance Authority Revenue Bonds Series 1985 (FGIC/MGIC)(e)
04/01/17	0.000%	375,000	221,130

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(d)
07/01/40	7.500%	$7,900,000	$7,905,451
Capital Trust Agency Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d)
07/15/32	7.000%	1,895,000	757,261
City of Ocala Revenue Bonds Series 2007A (NPFGC)
10/01/24	5.000%	2,985,000	3,194,457
County of Broward Airport System Revenue Bonds Series 2001J-I (AMBAC) AMT(a)
10/01/26	5.250%	2,000,000	2,007,160
County of Escambia Revenue Bonds Series 2003A AMT(a)
11/01/27	5.750%	2,750,000	2,761,220
County of Miami-Dade Aviation Revenue Bonds Miami International Airport Series 2010A
10/01/35	5.375%	11,000,000	11,354,420
County of Polk Improvement Refunding Revenue Bonds Series 2006 (NPFGC)
12/01/20	5.000%	1,040,000	1,118,634
County of Seminole Water & Sewer Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)
10/01/19	6.000%	1,030,000	1,249,699
Unrefunded Revenue Bonds Series 1992 (NPFGC)
10/01/19	6.000%	470,000	515,778
County of St. Johns Revenue Bonds Series 2006 (AMBAC)
10/01/26	5.000%	1,000,000	1,053,410
Double Branch Community Development District Special Assessment Bonds Series 2002A
05/01/34	6.700%	1,270,000	1,297,381
Florida State Board of Education Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B
06/01/26	5.000%	5,525,000	6,271,538
06/01/27	5.000%	5,800,000	6,539,500
Unlimited General Obligation Refunding Bonds Capital Outlay Series 2004B
06/01/24	5.000%	5,500,000	5,952,430

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
Highlands County Health Facilities Authority Prerefunded 11/15/12 Revenue Bonds Adventist Health Series 2002B
11/15/23	5.250%	$10,300,000	$10,789,044
Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C
11/15/36	5.250%	215,000	256,426
Series 2006G
11/15/21	5.125%	70,000	83,068
11/15/32	5.125%	465,000	551,811
Hillsborough County Industrial Development Authority Refunding Revenue Bonds Tampa General Hospital Project Series 2003A
10/01/18	5.000%	825,000	851,945
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007
11/01/38	5.250%	5,000,000	4,838,850
Marion County Hospital District Improvement Refunding Revenue Bonds Munroe Regional Health System Series 2007
10/01/29	5.000%	1,000,000	975,730
Mid-Bay Bridge Authority Revenue Bonds Series 1991A Escrowed to Maturity
10/01/22	6.875%	2,000,000	2,685,780
Series 2011A
10/01/40	7.250%	7,000,000	7,293,650
Orange County School Board Certificate of Participation Series 2005B (AMBAC)
08/01/25	5.000%	2,440,000	2,524,058
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/14	5.000%	945,000	956,302
Sarasota County Public Hospital Board Refunding Revenue Bonds Sarasota Memorial Hospital Series 1998B (NPFGC)
07/01/28	5.500%	6,980,000	7,476,138
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(b)(c)
10/01/27	5.250%	9,750,000	8,905,943
South Florida Water Management District Certificate of Participation Series 2006 (AMBAC)
10/01/26	5.000%	1,400,000	1,464,694
State of Florida Revenue Bonds Series 2007A (AMBAC)
07/01/18	5.000%	2,000,000	2,327,140

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
Unlimited General Obligation Bonds Jacksonville Transportation Authority Series 1985 Escrowed to Maturity
01/01/15	9.200%	$1,595,000	$1,804,743
Unrefunded Unlimited General Obligation Bonds Series 1985
06/01/14	9.125%	675,000	732,301
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC)
10/01/25	5.750%	2,500,000	2,613,600
Tolomato Community Development District Special Assessment Bonds Series 2007
05/01/17	6.375%	885,000	548,682
05/01/27	6.550%	3,500,000	1,993,705
Village Center Community Development District Refunding Revenue Bonds Series 1998A (NPFGC)
11/01/12	5.500%	750,000	771,210
Waterset North Community Development District Special Assessment Bonds Series 2007A
05/01/39	6.600%	2,945,000	1,683,156
Westchester Community Development District No. 1 Special Assessment Bonds Community Infrastructure Series 2003
05/01/23	6.000%	1,985,000	1,888,549
Total			133,652,346
Georgia 2.9%
Barnesville-Lamar County Industrial Development Authority Revenue Bonds Gordon College Properties Series 2004A
08/01/25	5.000%	1,250,000	1,272,400
Cartersville Development Authority Refunding Revenue Bonds Anheuser-Busch Project Series 2002 AMT(a)
02/01/32	5.950%	1,250,000	1,252,750
Chatham County Hospital Authority Revenue Bonds Improvement-Memorial Health University Series 2004A
01/01/34	5.500%	2,500,000	2,078,900
City of Atlanta Revenue Bonds Series 1999A (NPFGC/FGIC)
11/01/22	5.500%	5,475,000	6,349,248
Series 2004 (AGM)
11/01/25	5.750%	1,000,000	1,188,910
County of Fulton Water & Sewerage Revenue Bonds Series 1992 Escrowed to Maturity
01/01/14	6.375%	9,045,000	9,602,443

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Georgia (cont.)
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/40	6.125%	$6,250,000	$6,335,875
Fulton County Development Authority Revenue Bonds Georgia Tech Athletic Association Series 2001 (AMBAC)
10/01/12	5.500%	2,385,000	2,421,133
10/01/32	5.125%	1,270,000	1,261,072
Georgia Tech Foundation Funding Series 2002A
11/01/13	5.250%	1,105,000	1,126,846
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A
02/15/45	5.500%	32,500,000	32,710,275
Georgia Housing & Finance Authority Revenue Bonds Single Family Mortgage Subordinated Series 1999A-2 AMT(a)
06/01/29	5.200%	1,615,000	1,615,210
Georgia State Road & Tollway Authority Refunding Revenue Bonds Series 2011A
03/01/18	5.000%	15,695,000	19,046,196
Series 2011B
10/01/16	5.000%	2,000,000	2,366,860
Henry County Water & Sewerage Authority Revenue Bonds Series 1997 (AMBAC)
02/01/20	6.150%	5,390,000	6,726,073
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Rental-Mortgage Series 1992N
07/01/18	6.250%	450,000	519,727
Series 1992P (AMBAC)
07/01/20	6.250%	6,000,000	7,079,580
Series 2007A (AMBAC/FGIC)
07/01/26	5.250%	1,000,000	1,150,260
Municipal Electric Authority of Georgia Refunding Revenue Bonds Series 1991V (NPFGC)
01/01/18	6.600%	420,000	473,357
Revenue Bonds Series 1991V Escrowed to Maturity (NPFGC)
01/01/18	6.600%	3,600,000	4,295,520
Unrefunded Revenue Bonds Series 1991V (NPFGC)
01/01/18	6.600%	17,280,000	19,893,946
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a)
01/01/34	6.125%	3,000,000	2,955,210

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Georgia (cont.)
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC)
07/01/24	5.000%	$1,000,000	$1,087,770
Total			132,809,561
Guam —%
Territory of Guam Revenue Bonds Section 30 Series 2009A(c)
12/01/34	5.750%	2,000,000	2,028,140
Hawaii 0.7%
Hawaii Pacific Health Revenue Bonds Series 2010A
07/01/40	5.500%	6,500,000	6,471,790
Series 2010B
07/01/30	5.625%	1,220,000	1,250,390
07/01/40	5.750%	1,630,000	1,654,157
Hawaii State Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A
11/15/29	8.750%	1,000,000	1,134,320
11/15/44	9.000%	3,000,000	3,420,150
Hawaiian Electric Co. Subsidiary Series 2009
07/01/39	6.500%	5,250,000	5,669,632
Hawaii State Department of Budget & Finance(a) Refunding Revenue Bonds Electric Co. & Subsidiary Project Series 2003B (XLCA) AMT
12/01/22	5.000%	12,500,000	12,468,625
Total			32,069,064
Idaho 0.4%
Idaho Health Facilities Authority Revenue Bonds Trinity Health Group Series 2008B
12/01/23	6.000%	1,000,000	1,157,440
12/01/33	6.250%	6,000,000	6,658,920
Idaho Health Facilities Authority(h) Refunding Revenue Bonds IHC Hospitals, Inc. Series 1992 Escrowed to Maturity
02/15/21	6.650%	6,000,000	8,151,000
Total			15,967,360
Illinois 8.1%
Chicago Board of Education Certificate of Participation Lease Certificates Series 1992A (NPFGC)
01/01/15	6.250%	12,900,000	13,661,616
01/01/16	6.000%	5,000,000	5,715,350
01/01/20	6.000%	8,000,000	9,102,960
Unlimited General Obligation Refunding Bonds Series 2005A (AMBAC)
12/01/22	5.500%	4,750,000	5,418,753

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Illinois (cont.)
Chicago Board of Education(e) Unlimited General Obligation Bonds Capital Appreciation-School Reform Series 1998B-1 (NPFGC/FGIC)
12/01/21	0.000%	$8,000,000	$5,294,240
12/01/22	0.000%	25,200,000	15,656,256
City of Chicago Wastewater Transmission Refunding Revenue Bonds Capital Appreciation Series 1998A (NPFGC)(e)
01/01/20	0.000%	7,275,000	5,252,186
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC/FGIC)
01/01/23	5.500%	9,750,000	10,683,952
Revenue Bonds Asphalt Operating Services-Recovery Zone Facility Series 2010
12/01/18	6.125%	5,070,000	5,219,717
City of Chicago(e) Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2009C
01/01/23	0.000%	4,900,000	2,797,606
01/01/25	0.000%	2,000,000	987,040
01/01/27	0.000%	3,000,000	1,262,550
Cook County High School District No. 209 Proviso Township Limited General Obligation Bonds Capital Appreciation Series 2004 (AGM)
12/01/15	5.000%	1,750,000	1,917,265
Cook County School District No. 102 La Grange Unlimited General Obligation Bonds Capital Appreciation Series 2001 (NPFGC/FGIC)(e)
12/01/20	0.000%	3,065,000	2,131,033
County of Champaign Unlimited General Obligation Bonds Public Safety Sales Tax Series 1999 (NPFGC/FGIC)
01/01/20	8.250%	1,015,000	1,402,984
01/01/23	8.250%	1,420,000	2,048,350
County of Du Page Unlimited General Obligation Refunding Bonds Jail Project Series 1993
01/01/21	5.600%	2,565,000	2,998,485
DeKalb County Community Unit School District No. 424 Genoa-Kingston Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AMBAC)(e)
01/01/21	0.000%	2,675,000	1,763,280
Illinois Finance Authority Refunding Revenue Bonds Commonwealth Edison Co. Series 1994 (AMBAC/TCRS)
01/15/14	5.850%	4,500,000	4,852,125

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Illinois (cont.)
Swedish Covenant Series 2010A
08/15/38	6.000%	$12,505,000	$12,665,189
Uno Charter School Series 2011A
10/01/41	7.125%	3,000,000	3,015,990
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011
04/01/43	7.000%	5,550,000	5,828,388
Hoosier Care Project Series 1999A
06/01/34	7.125%	2,135,000	1,964,905
Northwestern Memorial Hospital Series 2009A
08/15/30	5.750%	2,000,000	2,163,880
Series 2009B
08/15/30	5.750%	10,000,000	10,765,400
Riverside Health System Series 2009
11/15/35	6.250%	8,200,000	8,651,246
Rush University Medical Center Series 2009C
11/01/39	6.625%	8,000,000	8,531,760
Sherman Health System Series 2007A
08/01/37	5.500%	19,550,000	18,422,356
Silver Cross & Medical Centers Series 2009
08/15/38	6.875%	39,300,000	41,219,805
South Suburban Series 1992 Escrowed to Maturity
02/15/18	7.000%	2,505,000	2,978,144
Illinois Finance Authority(d)(g) Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11/15/11	5.500%	1,000,000	10
Illinois Finance Authority(e) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity
04/15/20	0.000%	68,000,000	55,303,720
Illinois Sports Facilities Authority Revenue Bonds State Tax Supported-Capital Appreciation Series 2001 (AMBAC)(e)
06/15/18	0.000%	4,000,000	3,064,760
Lake County School District No. 56 Gurnee Unlimited General Obligation Bonds Series 1997 (NPFGC/FGIC)
01/01/17	9.000%	8,840,000	11,667,297
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2
06/15/50	5.000%	6,625,000	6,352,183

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Illinois (cont.)
Metropolitan Pier & Exposition Authority(e) Revenue Bonds Capital Appreciation-McCormick Place Expansion Series 1993A (NPFGC/FGIC)
06/15/16	0.000%	$3,750,000	$3,274,763
Metropolitan Water Reclamation District of Greater Chicago Limited General Obligation Refunding Bonds Series 2007C
12/01/33	5.250%	13,210,000	15,461,644
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/28	6.000%	15,000,000	15,787,350
Regional Transportation Authority Revenue Bonds Series 1994C (NPFGC/FGIC)
06/01/20	7.750%	5,000,000	6,177,250
Series 2002A (NPFGC)
07/01/31	6.000%	5,400,000	6,446,844
State of Illinois Revenue Bonds 1st Series 2002 (NPFGC/FGIC)
06/15/23	6.000%	4,000,000	4,957,360
Series 2005 (AGM)
06/15/28	5.000%	2,000,000	2,075,440
Unlimited General Obligation Bonds 1st Series 2001 (NPFGC/FGIC)
11/01/26	6.000%	3,000,000	3,428,640
Series 2004A
03/01/34	5.000%	3,000,000	2,971,950
Series 2006
01/01/31	5.500%	7,985,000	8,522,949
Village of Glendale Heights Refunding Revenue Bonds Glendale Heights Project Series 1985B Escrowed to Maturity
12/01/15	7.100%	770,000	871,247
Will County Community Unit School District No. 365-Valley View Unlimited General Obligation Bonds Series 1997B Escrowed to Maturity (AGM)(e)
11/01/16	0.000%	3,165,000	2,933,639
Will-Kankakee Regional Development Authority Prerefunded 12/15/11 Revenue Bonds Flanders Corp./PrecisionAire Series 1997 AMT(a)(d)
12/15/17	6.500%	1,495,000	1,498,439
Total			365,168,296
Indiana 2.0%
County of Jasper Refunding Revenue Bonds Various-Northern Indiana Public Services Series 1994C (NPFGC)
04/01/19	5.850%	3,000,000	3,456,900
Series 2003-RMKT (AMBAC)
07/01/17	5.700%	2,000,000	2,265,320

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Indiana (cont.)
Crown Point Multi School Building Corp. Revenue Bonds First Mortgage Series 2000 (NPFGC)(e)
01/15/19	0.000%	$8,165,000	$6,289,336
Indiana Finance Authority Refunding Revenue Bonds Series 2007A (NPFGC/FGIC)
06/01/29	4.500%	10,000,000	10,125,100
Sisters of St. Francis Health Series 2008
11/01/32	5.375%	4,000,000	4,150,560
Revenue Bonds 1st Lien-CWA Authority Series 2011A
10/01/31	5.250%	8,335,000	9,012,802
BHI Senior Living Series 2011
11/15/31	5.500%	1,175,000	1,155,413
11/15/41	5.750%	5,655,000	5,606,933
Parkview Health System Series 2009A
05/01/31	5.750%	6,500,000	6,811,090
State Revolving Fund Program Series 2006A
02/01/25	5.000%	8,000,000	8,651,040
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02/15/33	5.000%	6,950,000	6,913,512
Revenue Bonds Clarian Health Obligation Group Series 2006A
02/15/36	5.000%	4,375,000	4,320,225
Indiana Health Facility Financing Authority Revenue Bonds Hoosier Care Project Series 1999A
06/01/34	7.125%	11,045,000	10,165,045
Indiana State Office Building Commission Revenue Bonds Womens Prison Series 1995B (AMBAC)
07/01/16	6.250%	8,000,000	8,971,120
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT(a)(d)(g)
11/15/31	0.000%	1,341,041	6,692
Purdue University Revenue Bonds Student Fees Series 2009X
07/01/23	5.250%	1,000,000	1,176,470

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Indiana (cont.)
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b)
09/01/37	5.700%	$3,950,000	$3,373,063
Total			92,450,621
Iowa 0.7%
City of Ames Revenue Bonds Mary Greely Medical Center Series 2011
06/15/36	5.250%	6,000,000	5,999,820
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003
01/01/29	8.000%	178,000	171,069
Iowa Finance Authority Refunding Revenue Bonds Correctional Facility Program Series 2002 (NPFGC)
06/15/13	5.375%	6,000,000	6,444,660
Revenue Bonds Care Initiatives Project Series 1998B
07/01/28	5.750%	4,500,000	3,793,140
Iowa Student Loan Liquidity Corp.(a) Senior Revenue Bonds Series 2011A-2 AMT
12/01/26	5.600%	8,000,000	8,036,480
12/01/27	5.700%	5,000,000	4,979,250
Total			29,424,419
Kansas 0.7%
Wichita Airport Authority Special Revenue Bonds Cessna Citation Service Center Series 2002A AMT(a)
06/15/32	6.250%	5,000,000	4,933,300
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010(e)
06/01/21	0.000%	41,525,000	24,727,722
Total			29,661,022
Kentucky 1.8%
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A
07/15/31	6.000%	24,870,000	25,483,045
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B
03/01/40	6.375%	5,800,000	6,068,888

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (cont.)
Revenue Bonds Kings Daughters Medical Series 2010
02/01/40	5.000%	$3,300,000	$3,280,035
Louisville Arena Subordinated Series 2008A-1 (AGM)
12/01/33	6.000%	3,200,000	3,397,664
12/01/38	6.000%	2,850,000	3,001,706
Owensboro Medical Health System Series 2010A
03/01/45	6.500%	14,550,000	15,325,806
Louisville/Jefferson County Metropolitan Government Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008
02/01/27	5.750%	24,000,000	24,648,960
Total			81,206,104
Louisiana 3.0%
Calcasieu Parish Industrial Development Board, Inc. Revenue Bonds Conoco, Inc. Project Series 1996 AMT(a)
12/01/26	5.750%	2,500,000	2,502,125
City of New Orleans Unlimited General Obligation Refunding Bonds Capital Appreciation Series 1991 (AMBAC)(e)
09/01/12	0.000%	6,250,000	6,161,688
East Baton Rouge Mortgage Finance Authority Refunding Revenue Bonds Series 1993B (GNMA/FNMA)
10/01/25	5.400%	295,000	295,268
Jefferson Sales Tax District Refunding Revenue Bonds Series 2009B
12/01/22	4.500%	1,000,000	1,092,400
Revenue Bonds Series 2007B (AMBAC)
12/01/20	5.250%	1,000,000	1,131,210
Lafayette Consolidated Government Refunding Revenue Bonds Series 2006C (AMBAC)
05/01/21	5.000%	1,000,000	1,096,370
Louisiana Housing Finance Agency Revenue Bonds Homeownership Program Series 2008A (GNMA/FNMA/FHLMC)
12/01/23	4.875%	740,000	781,788
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2
11/01/35	6.500%	6,250,000	6,522,187

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (cont.)
Louisiana Public Facilities Authority Refunding Revenue Bonds Southern Baptist Hospital, Inc. Project Series 1986 Escrowed to Maturity
05/15/12	8.000%	$1,025,000	$1,059,614
Tulane University Project Series 2007A-1 (NPFGC)
02/15/26	5.000%	1,000,000	1,050,380
Revenue Bonds Hurricane Recovery Program Series 2007 (AMBAC)
06/01/20	5.000%	1,000,000	1,079,110
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06/01/16	5.000%	9,500,000	10,166,140
Series 2009C-4
06/01/24	6.125%	1,000,000	1,031,820
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/30	6.250%	5,250,000	5,538,015
01/01/40	6.500%	20,400,000	21,448,356
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A
06/01/37	5.125%	18,600,000	18,224,094
Port New Orleans Board of Commissioners Revenue Bonds Series 2002 (NPFGC/FGIC) AMT(a)
04/01/32	5.000%	1,250,000	1,185,688
St. Tammany Parish Wide School District No. 12 Unlimited General Obligation Bonds Series 2008
03/01/23	4.500%	1,000,000	1,081,280
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B
05/15/30	5.500%	22,765,000	22,787,310
05/15/39	5.875%	31,270,000	31,271,563
Total			135,506,406
Maine 0.1%
Maine State Housing Authority Revenue Bonds Series 2003A-2 AMT(a)
11/15/32	5.000%	3,000,000	2,999,940
Maryland 0.7%
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006
07/01/36	5.500%	6,817,000	5,296,059

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Maryland (cont.)
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A
01/01/37	5.000%	$5,000,000	$4,681,100
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010
09/01/25	5.750%	4,000,000	4,073,080
Revenue Bonds Collegiate Housing-Salisbury Series 1999A
06/01/30	6.000%	3,000,000	3,000,000
University of Maryland College Park Projects Series 2008
06/01/33	5.750%	1,600,000	1,653,376
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Anne Arundel Health System Series 2009A
07/01/39	6.750%	5,000,000	5,627,100
Carroll County General Hospital Series 2002
07/01/37	6.000%	2,250,000	2,261,048
University of Maryland Medical System Series 2005 (AMBAC)
07/01/28	5.250%	3,000,000	3,186,570
Washington County Hospital Series 2008
01/01/33	5.750%	3,495,000	3,525,092
Morgan State University Revenue Bonds Series 2003A (NPFGC/FGIC)
07/01/32	5.000%	450,000	455,040
Total			33,758,465
Massachusetts 5.6%
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(a)(d)
09/01/35	6.500%	2,845,000	2,028,456
Boston Water & Sewer Commission Revenue Bonds Senior Series 2004A
11/01/22	5.000%	5,435,000	5,996,001
City of Newton Limited General Obligation Bonds State Qualified School Series 2009A
04/01/25	4.125%	2,295,000	2,447,434
Commonwealth of Massachusetts Limited General Obligation Refunding Bonds Series 2004B
08/01/28	5.250%	3,000,000	3,620,460
Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01/01/27	5.500%	4,500,000	5,121,585
01/01/28	5.500%	7,500,000	8,425,200

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (cont.)
Martha's Vineyard Land Bank Revenue Bonds Series 2002 (AMBAC)
05/01/32	5.000%	$3,000,000	$3,077,430
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994C (AGM)
03/01/19	7.000%	2,500,000	3,020,200
Revenue Bonds Senior Series 2005B (NPFGC)
07/01/26	5.500%	1,500,000	1,861,800
07/01/29	5.500%	2,000,000	2,453,500
Series 2005A
07/01/24	5.000%	1,000,000	1,206,600
Massachusetts Department of Transportation(e) Revenue Bonds Capital Appreciation Senior Series 1997C (NPFGC)
01/01/18	0.000%	4,700,000	3,895,172
01/01/20	0.000%	17,000,000	12,719,230
Massachusetts Development Finance Agency Refunding Revenue Bonds Simons Rock College of Bard Series 2007
08/01/36	4.700%	500,000	479,385
Revenue Bonds Adventcare Project Series 2007A
10/15/28	6.650%	5,000,000	4,790,600
Boston Biomedical Research Series 1999
02/01/19	5.650%	1,105,000	1,104,889
Boston College Series 2009Q-2
07/01/29	5.000%	1,455,000	1,583,084
Boston University Series 1999P
05/15/59	6.000%	2,325,000	2,593,491
Devens Electric System Series 2001
12/01/30	6.000%	1,000,000	1,016,320
Groves-Lincoln Series 2009A
06/01/39	7.750%	2,250,000	2,254,410
Linden Ponds, Inc. Facility Series 2011A-1
11/15/13	6.250%	837,195	816,357
Series 2011A-2
11/15/46	5.500%	41,404	24,943
Massachusetts Development Finance Agency(d) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B
11/15/56	0.000%	205,938	993

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (cont.)
Massachusetts Educational Financing Authority(a) Revenue Bonds Issue I Series 2010B AMT
01/01/31	5.700%	$8,220,000	$8,368,618
Series 2008H (AGM) AMT
01/01/30	6.350%	8,470,000	9,013,012
Massachusetts Health & Educational Facilities Authority Prerefunded 07/15/12 Revenue Bonds Harvard University Series 2002F
07/15/37	5.125%	885,000	911,904
Revenue Bonds Berklee College of Music Series 2007A
10/01/21	5.000%	1,500,000	1,625,595
Boston College Series 2008M-2
06/01/35	5.500%	19,500,000	23,296,065
Caregroup Series 1998B-2 (NPFGC)
02/01/28	5.375%	1,380,000	1,414,445
Series 2008E-1
07/01/33	5.125%	1,000,000	1,004,670
Fisher College Series 2007A
04/01/37	5.125%	500,000	434,585
Harvard University Series 1991N
04/01/20	6.250%	2,000,000	2,666,820
Massachusetts Institute of Technology Series 2002K
07/01/22	5.500%	8,000,000	10,414,880
Series 2004M
07/01/25	5.250%	500,000	628,265
Series 2009O
07/01/26	5.000%	11,500,000	12,908,865
Milford Regional Medical Series 2007E
07/15/22	5.000%	1,250,000	1,252,237
07/15/32	5.000%	4,720,000	4,180,693
07/15/37	5.000%	500,000	429,135
Partners Healthcare Series 2010J-1
07/01/34	5.000%	9,900,000	10,189,080
Springfield College Series 2010
10/15/40	5.625%	4,500,000	4,371,525
Tufts University Series 2009M
02/15/28	5.500%	1,000,000	1,213,780
Unrefunded Revenue Bonds Harvard University Series 2002
07/15/37	5.125%	3,915,000	3,999,172
South Shore Series 1999F
07/01/29	5.750%	1,845,000	1,845,443

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (cont.)
Massachusetts Housing Finance Agency Revenue Bonds Single Family Series 2008-139
12/01/28	5.125%	$1,000,000	$1,040,330
Massachusetts Housing Finance Agency(a) Revenue Bonds Rental Housing Series 2004A (AGM) AMT
07/01/25	5.250%	10,000,000	10,053,900
Series 1999A (AMBAC) AMT
07/01/30	5.500%	190,000	190,350
Series 2007D AMT
06/01/40	4.850%	750,000	731,895
Single Family Series 2006-122 AMT
12/01/31	4.850%	5,140,000	5,043,214
Massachusetts School Building Authority Revenue Bonds Series 2005A (AGM)
08/15/23	5.000%	6,000,000	6,686,760
Massachusetts State College Building Authority Refunding Revenue Bonds Senior Series 1994A
05/01/14	7.500%	3,500,000	3,799,355
Massachusetts State College Building Authority(e) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)
05/01/19	0.000%	7,710,000	6,587,038
Massachusetts State Water Pollution Abatement Revenue Bonds MWRA Program Subordinated Series 1999A
08/01/17	6.000%	10,000,000	12,431,200
Unrefunded Revenue Bonds Pool Program Series 2004-10
08/01/34	5.000%	145,000	149,594
Massachusetts Water Resources Authority Refunding Revenue Bonds Series 2005A (NPFGC)
08/01/24	5.250%	3,000,000	3,365,160
Revenue Bonds Series 1992A Escrowed to Maturity
07/15/19	6.500%	3,500,000	4,259,080
Series 1992A Escrowed to Maturity (FGIC)
07/15/19	6.500%	7,000,000	8,518,160
Series 2002J (AGM)
08/01/21	5.500%	5,000,000	6,291,950
Series 2004D (NPFGC)
08/01/27	4.750%	10,000,000	10,212,000
Series 2006A (AMBAC)
08/01/24	5.000%	2,170,000	2,440,946

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (cont.)
Town of Braintree Limited General Obligation Bonds Municipal Purpose Loan Series 2009
05/15/27	5.000%	$2,000,000	$2,244,200
Total			254,751,461
Michigan 1.7%
Capital Region Airport Authority Refunding Revenue Bonds Series 2002B (NPFGC) AMT(a)
07/01/21	5.250%	2,000,000	2,014,500
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2003A (NPFGC)
07/01/34	5.000%	1,375,000	1,347,582
Series 2005A (NPFGC/FGIC)
07/01/27	5.000%	1,290,000	1,291,200
Detroit City School District Unlimited General Obligation Refunding Bonds School Building & Site Improvement Series 2005A (AGM) (Qualified School Bond Loan Fund)
05/01/17	5.000%	2,500,000	2,676,500
05/01/30	5.250%	10,000,000	10,023,000
Goodrich Area School District Unrefunded Unlimited General Obligation Bonds Series 2003B (Qualified School Bond Loan Fund)
05/01/27	5.000%	495,000	504,316
Grand Traverse Academy Refunding Revenue Bonds Series 2007
11/01/17	5.000%	390,000	376,428
11/01/22	5.000%	750,000	658,148
11/01/32	4.750%	1,170,000	852,439
Howell Public Schools Unlimited General Obligation Bonds School Building & Site Series 2003 (Qualified School Bond Loan Fund)
05/01/29	5.000%	3,855,000	3,935,994
Kalamazoo Public Schools Unlimited General Obligation Refunding Bonds Building & Site Series 2006 (AGM)
05/01/24	5.000%	1,285,000	1,387,119
Michigan Higher Education Facilities Authority Prerefunded 12/01/17 Limited Obligation Revenue Bonds Kalamazoo College Project Series 2007
12/01/33	5.000%	250,000	254,930
Michigan Higher Education Student Loan Authority(a) Revenue Bonds Series 2006 XVII-Q (AMBAC) AMT
03/01/26	4.950%	200,000	195,782
03/01/31	5.000%	5,850,000	5,625,711

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Michigan (cont.)
Michigan Municipal Bond Authority Revenue Bonds Drinking Water State Revolving Fund Series 2004
10/01/22	5.000%	$3,850,000	$4,198,001
School District City of Detroit Series 2005 (AGM)
06/01/19	5.000%	3,500,000	3,636,640
Michigan Strategic Fund Refunding Revenue Bonds Collateral Detroit Fund-Pollution Series 1991BB (AMBAC)
05/01/21	7.000%	2,505,000	3,168,048
Michigan Sugar Co.-Caro Project Series 1998B
11/01/25	6.450%	3,500,000	2,987,250
NSF International Project Series 2004
08/01/26	5.250%	600,000	603,282
Michigan Strategic Fund(a) Revenue Bonds Republic Services Series 2001 AMT
04/01/14	4.250%	1,885,000	1,919,759
Michigan Strategic Fund(a)(d) Refunding Revenue Bonds Michigan Sugar Co.-Carollton Series 1998C AMT
11/01/25	6.550%	4,250,000	3,703,747
Paw Paw Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) (Qualified School Board Loan Fund)
05/01/25	5.000%	1,020,000	1,206,752
Roseville Community Schools Unlimited General Obligation Refunding Bonds School Building & Site Series 2006 (AGM) (Qualified School Bond Loan Fund)
05/01/23	5.000%	3,100,000	3,292,293
St. Johns Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) (Qualified School Bond Loan Fund)
05/01/25	5.100%	1,790,000	2,122,027
State of Michigan Refunding Revenue Bonds Series 2005 (AGM)
05/15/22	5.250%	2,000,000	2,416,740
Series 2006 (AGM)
05/15/24	5.000%	2,000,000	2,150,860
State of Michigan(e) Certificate of Participation Series 2000 Escrowed to Maturity (AMBAC)
06/01/21	0.000%	6,000,000	4,641,420

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Michigan (cont.)
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund)
05/01/24	5.000%	$5,000,000	$5,294,000
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) AMT(a)
12/01/19	4.750%	3,750,000	3,886,200
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05/01/25	5.500%	1,000,000	1,190,500
Total			77,561,168
Minnesota 3.4%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	7,500,000	8,304,900
City of Roseville Revenue Bonds Care Institute, Inc. Project Series 1993(d)
11/01/23	7.750%	3,275,000	2,937,741
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	16,825,000	17,102,949
Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/23	5.500%	22,775,000	24,192,971
07/01/30	5.750%	3,200,000	3,296,928
County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11/01/37	5.750%	1,750,000	1,697,203
Hibbing Economic Development Authority Revenue Bonds Public Project-Hibbing Lease Obligation Series 1997
02/01/12	6.400%	140,000	140,197
Minneapolis & St Paul Housing & Redevelopment Authority Revenue Bonds Health Partners Obligation Group Project Series 2003
12/01/17	6.000%	1,650,000	1,764,230
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/35	6.350%	4,000,000	4,214,560
03/01/40	6.500%	2,800,000	2,960,636

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (cont.)
Southern Minnesota Municipal Power Agency(e) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/22	0.000%	$27,500,000	$18,793,775
01/01/23	0.000%	26,500,000	17,045,860
01/01/25	0.000%	17,500,000	9,875,775
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/36	5.250%	4,550,000	4,445,759
Healtheast Project Series 2005
11/15/25	6.000%	3,500,000	3,524,325
11/15/30	6.000%	10,000,000	10,017,100
11/15/35	6.000%	11,500,000	11,284,835
St. Paul Port Authority Revenue Bonds Office Building at Cedar Street Series 2003-12
12/01/23	5.000%	2,540,000	2,710,078
Tobacco Securitization Authority Refunding Revenue Bonds Tobacco Settlement Series 2011B
03/01/31	5.250%	5,600,000	5,657,064
University of Minnesota Series 1996A Escrowed to Maturity Revenue Bonds
07/01/21	5.500%	1,000,000	1,188,100
Western Minnesota Municipal Power Agency Revenue Bonds Series 1983 Escrowed to Maturity (NPFGC)
01/01/16	9.750%	1,000,000	1,296,590
Total			152,451,576
Mississippi 0.5%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A
04/01/22	6.800%	2,470,000	2,623,832
Harrison County Wastewater Management District Refunding Revenue Bonds Wastewater Treatment Facility Series 1986 Escrowed to Maturity
02/01/15	5.000%	4,250,000	4,697,482
Medical Center Educational Building Corp. Refunding Revenue Bonds University of Mississippi Medical Center Series 1998B (AMBAC)
12/01/23	5.500%	5,300,000	6,074,171
Mississippi Business Finance Corp. Revenue Bonds Series 2009A
05/01/24	4.700%	6,640,000	6,839,333

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Mississippi (cont.)
Rankin County Five Lakes Utility District Series 1994(d)
07/15/37	7.000%	$465,000	$413,696
Total			20,648,514
Missouri 1.2%
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11/01/25	6.000%	3,000,000	3,060,960
11/01/39	6.875%	1,500,000	1,535,220
City of St Louis Airport Refunding Revenue Bonds Lambert International Airport Series 2007A (AGM)
07/01/23	5.000%	1,000,000	1,048,050
County of Boone Revenue Bonds Boone Hospital Center Series 2008
08/01/28	5.750%	500,000	520,720
Kansas City Metropolitan Community Colleges Building Corp. Refunding Revenue Bonds Junior College Improvement and Leasehold Series 2006 (NPFGC/FGIC)
07/01/17	5.000%	1,000,000	1,137,170
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05/15/39	8.250%	12,000,000	12,456,840
Metropolitan St. Louis Sewer District Revenue Bonds Series 2004A (NPFGC)
05/01/24	5.000%	2,800,000	3,011,148
Missouri Development Finance Board Revenue Bonds Procter & Gamble Paper Products Series 1999 AMT(a)
03/15/29	5.200%	6,385,000	7,014,816
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC)
01/01/20	5.000%	1,500,000	1,585,515
Missouri State Health & Educational Facilities Authority Refunding Revenue Bonds Lester E. Cox Medical Center Series 1993I (NPFGC)
06/01/15	5.250%	2,085,000	2,163,062
Revenue Bonds Lutheran Senior Services Series 2011
02/01/31	5.750%	1,730,000	1,727,855
02/01/41	6.000%	2,600,000	2,605,200
Senior Living Facilities-Lutheran Series 2010
02/01/42	5.500%	2,000,000	1,869,060

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Missouri (cont.)
St. Louis Area Housing Finance Corp. Wellington Arms III Project Series 1979
01/01/21	7.375%	$1,221,784	$1,227,026
St. Louis County Industrial Development Authority Revenue Bonds St. Andrews Residence for Seniors Series 2007A
12/01/41	6.375%	7,000,000	6,551,160
St. Louis Industrial Development Authority Refunding Revenue Bonds Anheuser-Busch Co. Project Series 1991
05/01/16	6.650%	2,650,000	3,098,301
St. Louis Industrial Development Authority(e) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC)
07/15/18	0.000%	2,000,000	1,336,400
University of Missouri Revenue Bonds System Facilities Series 2006A
11/01/26	5.000%	1,000,000	1,097,320
Total			53,045,823
Nebraska 0.5%
Douglas County Hospital Authority No. 2 Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010
01/01/40	5.625%	875,000	900,410
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1
07/01/33	6.000%	11,500,000	12,605,495
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008
09/01/28	4.750%	6,800,000	7,082,472
Omaha Public Power District Revenue Bonds Series 1986A Escrowed to Maturity
02/01/15	6.000%	1,370,000	1,516,522
Series 1992B Escrowed to Maturity
02/01/17	6.200%	1,600,000	1,847,344
Total			23,952,243
Nevada 1.4%
City of Henderson Special Assessment Bonds Series 2006T-18
09/01/35	5.300%	10,675,000	5,587,402
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(b)
06/15/28	6.750%	2,000,000	1,675,120

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Nevada (cont.)
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A
07/01/34	5.250%	$12,000,000	$12,706,920
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A
07/01/34	5.125%	18,750,000	19,128,375
County of Clark(a) Revenue Bonds Southwest Gas Corp. Project Series 2005A (AMBAC) AMT
10/01/35	4.850%	5,000,000	4,516,200
Director of the State of Nevada Department of Business & Industry(a)(b) Revenue Bonds Republic Services, Inc. Series 2003 AMT
12/01/26	5.625%	2,000,000	2,217,980
Director of the State of Nevada Department of Business & Industry(g) Revenue Bonds Las Vegas Monorail Project 2nd Tier Series 2000
01/01/30	7.375%	1,650,000	2,310
Director of the State of Nevada Department of Business & Industry(g)(h) Revenue Bonds Las Vegas Monorail Project 2nd Tier Series 2000
01/01/40	7.375%	3,750,000	5,250
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM)
06/01/24	5.000%	4,095,000	4,338,529
Truckee Meadows Water Authority Refunding Revenue Bonds Series 2006 (AGM)
07/01/32	4.750%	13,050,000	13,097,502
Total			63,275,588
New Hampshire 0.3%
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. of New Hampshire Project Series 2006B (NPFGC) AMT(a)
05/01/21	4.750%	4,500,000	4,581,630
New Hampshire Health & Education Facilities Authority Revenue Bonds Dartmouth-Hitchcock Series 2009
08/01/38	6.000%	8,000,000	8,657,280
Total			13,238,910
New Jersey 3.8%
Middlesex County Improvement Authority(d)(g) Revenue Bonds Heldrich Center Hotel Series 2005C
01/01/37	8.750%	1,500,000	150,330

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
Middlesex County Improvement Authority(g) Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B
01/01/37	6.250%	$4,000,000	$358,000
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2005N-1 (AGM)
09/01/25	5.500%	23,990,000	27,656,392
Series 2005N-1 (NPFGC/FGIC)
09/01/27	5.500%	5,000,000	5,705,850
Seeing Eye, Inc. Project Series 2005 (AMBAC)
12/01/24	5.000%	1,000,000	1,016,980
Revenue Bonds MSU Student Housing Project-Provident Series 2010
06/01/31	5.750%	4,350,000	4,461,664
MSU Student Housing Project-Provident Series 2010
06/01/42	5.875%	13,000,000	13,239,200
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT
01/01/37	6.875%	7,000,000	6,365,660
Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT
09/15/19	6.250%	1,300,000	1,271,231
09/15/23	6.400%	4,000,000	3,956,880
09/15/29	6.250%	2,000,000	1,885,240
New Jersey-American Water Co., Inc. Series 1997B (NPFGC/FGIC) AMT
05/01/32	5.375%	8,000,000	8,014,560
United Water, Inc. Series 1996C (AMBAC) AMT
11/01/25	4.875%	7,000,000	7,216,370
New Jersey Educational Facilities Authority Refunding Revenue Bonds Stevens Institute of Technology Series 2007A
07/01/22	5.250%	1,250,000	1,330,700
Revenue Bonds Princeton University Series 2007E
07/01/28	5.000%	1,250,000	1,365,563
William Paterson University Series 2008C
07/01/24	5.000%	1,000,000	1,086,910
New Jersey Environmental Infrastructure Trust Prerefunded 09/01/16 Revenue Bonds Environmental Series 2007A
09/01/22	5.000%	10,000	11,753
Unrefunded Revenue Bonds Environmental Series 2007A
09/01/22	5.000%	1,220,000	1,392,984

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
New Jersey Health Care Facilities Financing Authority Revenue Bonds Meridian Health Systems Obligation Group Series 1999 (AGM)
07/01/24	5.375%	$2,255,000	$2,257,638
St. Josephs Healthcare Systems Series 2008
07/01/38	6.625%	4,000,000	4,007,080
Virtua Health Series 2009
07/01/33	5.750%	750,000	791,895
Unrefunded Revenue Bonds Atlantic City Medical Series 2002
07/01/25	5.750%	1,110,000	1,121,322
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2000E-1 (AGM)
05/01/25	5.750%	200,000	200,210
New Jersey Housing & Mortgage Finance Agency(a) Revenue Bonds Series 2000A-1 (AGM) AMT
11/01/31	6.350%	1,500,000	1,501,620
New Jersey State Turnpike Authority Refunding Revenue Bonds Series 2005A (AGM)
01/01/30	5.250%	2,000,000	2,311,160
Revenue Bonds Series 1991C (NPFGC) Escrowed to Maturity
01/01/16	6.500%	11,000,000	12,154,780
Series 2004C-2 (AMBAC)
01/01/25	5.500%	2,500,000	2,960,525
Unrefunded Revenue Bonds Series 1991C (AGM)
01/01/16	6.500%	1,415,000	1,686,935
New Jersey Transportation Trust Fund Authority Revenue Bonds Series 1999A
06/15/18	5.750%	5,000,000	5,912,400
06/15/20	5.750%	4,150,000	4,874,590
Series 2006A
12/15/23	5.500%	3,000,000	3,503,010
Series 2011B
06/15/31	5.500%	7,250,000	7,854,070
Tobacco Settlement Financing Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/37	6.000%	12,770,000	13,138,414
Revenue Bonds Series 2007-1A
06/01/26	4.625%	5,055,000	4,055,172
Union County Utilities Authority Refunding Revenue Bonds Covanta Union Series 2011 AMT(a)
12/01/31	5.250%	15,000,000	15,411,150

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
University of Medicine & Dentistry of New Jersey Revenue Bonds Series 2002A (AMBAC)
12/01/12	5.250%	$1,705,000	$1,764,198
Total			171,992,436
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Series 2009
08/01/39	5.000%	6,500,000	6,619,730
Presbyterian Healthcare Services Series 2008A
08/01/32	6.375%	8,650,000	9,654,006
Total			16,273,736
New York 9.1%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A
11/15/27	5.250%	3,830,000	3,785,074
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009
07/15/30	6.000%	6,500,000	6,733,870
City of New York Prerefunded 06/01/13 Unlimited General Obligation Bonds Series 2003J
06/01/28	5.250%	6,235,000	6,690,841
Unlimited General Obligation Bonds Series 2002E (NPFGC)
08/01/15	5.625%	2,000,000	2,064,640
Series 2005M
04/01/22	5.000%	2,000,000	2,201,020
Housing Development Corp. Revenue Bonds Capital Funding Program-New York City Housing Authority Program Series 2005A (NPFGC/FGIC)
07/01/25	5.000%	300,000	314,724
Series 2005F-1
11/01/25	4.650%	5,000,000	5,115,950
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A
10/26/2011
02/15/47	5.750%	15,500,000	16,395,125
Long Island Power Authority Revenue Bonds Series 2008A
05/01/33	6.000%	2,725,000	3,056,932
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2002A
11/15/32	5.750%	5,855,000	6,063,145
Revenue Bonds Series 2002A (AGM)
11/15/26	5.500%	2,000,000	2,070,860

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
Series 2007A (AGM)
11/15/33	5.000%	$12,000,000	$12,418,080
Series 2007B
11/15/24	5.000%	6,820,000	7,329,318
Series 2009B
11/15/34	5.000%	1,000,000	1,050,860
New York City Industrial Development Agency Revenue Bonds Pilot-Yankee Stadium-Payment Series 2006I (FGIC)
03/01/46	5.000%	2,000,000	1,893,440
Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01/01/24	5.000%	3,000,000	2,994,480
New York City Industrial Development Agency(a)(g) Revenue Bonds American Airlines-JFK International Airport Series 2005 AMT
08/01/25	7.625%	1,000,000	859,980
Terminal One Group Association Project Series 2005 AMT
01/01/21	5.500%	6,940,000	7,299,214
01/01/24	5.500%	5,500,000	5,680,180
New York City Municipal Water Finance Authority Revenue Bonds Series 2005C (NPFGC)
06/15/27	5.000%	8,000,000	8,725,680
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-4
01/15/25	5.125%	2,000,000	2,220,480
New York City Transitional Finance Authority Prerefunded 02/01/13 Revenue Bonds Future Tax Secured Series 2003
02/01/31	5.000%	105,000	110,731
Unrefunded Revenue Bonds Future Tax Secured Series 2003
02/01/31	5.000%	3,895,000	4,012,629
New York Local Government Assistance Corp. Refunding Revenue Bonds Series 1993E (AMBAC/TCRS)
04/01/16	5.250%	10,000,000	11,510,200
Series 1993E (NPFGC)
04/01/21	5.000%	3,655,000	4,366,592
New York Mortgage Agency(a) Revenue Bonds Series 2002-101 AMT
04/01/32	5.400%	11,800,000	11,802,832
Series 2007-140 AMT
10/01/21	4.600%	3,625,000	3,690,250
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC)
03/15/27	5.500%	11,240,000	14,029,768
03/15/29	5.500%	2,030,000	2,531,552
03/15/30	5.500%	6,040,000	7,537,920

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
Revenue Bonds Consolidated City University System 2nd General Series 1993A
07/01/18	5.750%	$5,500,000	$6,341,885
Consolidated City University Systems 2nd Generation Series 1993A
07/01/20	6.000%	13,350,000	15,976,079
Consolidated University 2nd Generation Series 1993A (AGM)
07/01/20	6.000%	6,140,000	7,372,052
Education Series 2005F
03/15/23	5.000%	4,935,000	5,449,375
Independent School District-Educational Housing Services Series 2005 (AMBAC)
07/01/30	5.250%	3,000,000	3,093,630
Mount Sinai School of Medicine Series 2009
07/01/39	5.125%	15,000,000	15,239,550
New York University Series 2008A
07/01/29	5.000%	3,845,000	4,105,729
New York University Hospital Center Series 2007B
07/01/24	5.250%	420,000	436,544
North Shore Long Island Jewish Series 2009A
05/01/37	5.500%	6,250,000	6,433,625
Orange Regional Medical Center Series 2008
12/01/29	6.125%	2,250,000	2,251,508
State University Series 1993A (FGIC)
05/15/17	5.875%	28,240,000	32,846,509
State University Educational Facilities Series 1993A
05/15/13	5.500%	24,530,000	25,420,439
Upstate Community-State Supported Series 2005B (NPFGC/FGIC)
07/01/23	5.500%	2,000,000	2,432,600
New York State Energy Research & Development Authority Revenue Bonds Series 1993(h)
04/01/20	11.210%	13,000,000	13,113,620
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Series 2008A
06/15/28	5.000%	1,000,000	1,084,030
Revolving Funds New York City Municipal Water Project Series 2002B
06/15/31	5.000%	9,000,000	9,071,190
Series 2002K
06/15/28	5.000%	9,000,000	9,176,760
New York State Housing Finance Agency Refunding Revenue Bonds State University Construction Series 1986A Escrowed to Maturity
05/01/13	6.500%	2,670,000	2,806,731

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
New York State Thruway Authority Revenue Bonds Series 2005G (AGM)
01/01/24	5.000%	$4,000,000	$4,285,440
Port Authority of New York & New Jersey Revenue Bonds Consolidated 144th Series 2006
10/01/28	5.000%	1,000,000	1,070,770
JFK International Air Terminal Series 2010
12/01/36	6.000%	7,000,000	7,302,960
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT
10/01/19	6.750%	7,000,000	6,503,280
Consolidated 146th Series 2006 (AGM) AMT
12/01/23	4.500%	7,500,000	7,718,175
JFK International Air Terminal 4 Special Project Series 1997 (NPFGC) AMT
12/01/22	5.750%	6,500,000	6,430,710
Suffolk County Industrial Development Agency Revenue Bonds Gurwin Jewish-Phase II Series 2004
05/01/39	6.700%	870,000	869,069
Suffolk County Industrial Development Agency(a) Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT
01/01/23	5.500%	7,800,000	7,552,584
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1
06/01/19	5.500%	5,000,000	5,314,600
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2002 (NFPGC)
11/15/20	5.500%	6,800,000	8,284,848
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity
01/01/21	6.125%	7,000,000	9,163,840
01/01/21	6.125%	11,000,000	14,400,320
Ulster County Industrial Development Agency Revenue Bonds Series 2007A
09/15/37	6.000%	2,000,000	1,391,420
09/15/42	6.000%	7,000,000	4,742,360
Total			412,238,599
North Carolina 1.3%
City of Charlotte Revenue Bonds Water & Sewer Series 2008
07/01/26	5.000%	8,450,000	9,436,960

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (cont.)
City of High Point Revenue Bonds Series 2008 (AGM)
11/01/28	5.000%	$350,000	$375,995
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(b)(d)
02/01/38	5.650%	3,208,912	2,851,985
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1987A
01/01/24	4.500%	1,750,000	2,108,767
Series 1988A
01/01/26	6.000%	1,940,000	2,488,069
Refunding Revenue Bonds Series 1991A Escrowed to Maturity
01/01/21	5.000%	8,735,000	10,763,442
Revenue Bonds Series 1986A Escrowed to Maturity
01/01/17	5.000%	3,870,000	4,555,764
Series 2009A
01/01/26	5.500%	300,000	331,215
Series 2009B
01/01/26	5.000%	7,000,000	7,450,170
Unrefunded Revenue Bonds Series 1991A
01/01/18	6.500%	2,185,000	2,671,403
North Carolina Housing Finance Agency(a) Revenue Bonds Homeownership Series 2000A-8 AMT
07/01/28	6.400%	45,000	45,293
Series 2006A-26 AMT
01/01/38	5.500%	1,645,000	1,697,344
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007
07/01/33	5.000%	5,000,000	4,728,350
Revenue Bonds 1st Mortgage Deerfield Series 2008A
11/01/33	6.000%	4,060,000	4,135,597
1st Mortgage-Presbyterian Homes Series 2006
10/01/31	5.500%	2,500,000	2,350,425
Health Care Housing Arc Projects Series 2004A
10/01/34	5.800%	1,400,000	1,403,682
North Carolina Medical Care Commission(e) Refunding Revenue Bonds Capital Appreciation-Wilson Memorial Hospital Series 1997 (AMBAC)
11/01/14	0.000%	1,380,000	1,264,011
State of North Carolina Revenue Bonds Annual Appropriation Series 2009A
05/01/27	5.000%	305,000	336,546
Total			58,995,018

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
North Dakota 0.3%
County of McLean Revenue Bonds Great River Energy Series 2010B
07/01/40	5.150%	$7,900,000	$8,137,237
County of Ward Revenue Bonds Trinity Obligated Group Series 2006
07/01/29	5.125%	4,490,000	4,229,176
Total			12,366,413
Ohio 2.4%
Adams County/Ohio Valley Local School District Unlimited General Obligation Bonds Adams and Highland Counties Series 1995 (NPFGC)
12/01/15	7.000%	2,160,000	2,362,198
Akron University Revenue Bonds Series 2003A (AMBAC)
01/01/22	5.000%	1,000,000	1,021,300
Buckeye Tobacco Settlement Financing Authority Asset-Backed Revenue Bonds Senior Turbo Series 2007A-2
06/01/24	5.125%	17,500,000	13,221,775
City of Cleveland Refunding Revenue Bonds 1st Mortgage Series 1993G (NPFGC)
01/01/21	5.500%	4,015,000	4,857,749
Revenue Bonds Series 2007P
01/01/24	5.000%	2,000,000	2,198,760
Series 2008B-1 (NPFGC)
11/15/28	5.000%	500,000	525,300
City of Columbus Sewerage Revenue Bonds Series 2008A
06/01/31	4.750%	10,000,000	10,380,500
Systems Series 2008A
06/01/27	5.000%	4,000,000	4,342,600
City of Columbus Unlimited General Obligation Bonds Various Purpose Series 2006A
12/15/21	5.000%	1,435,000	1,617,991
City of Lakewood Water System Revenue Bonds Series 1995 (AMBAC)
07/01/20	5.850%	1,690,000	2,059,586
Cleveland State University Revenue Bonds Series 2003A (NPFGC)
06/01/15	5.000%	1,000,000	1,047,550
Series 2004 (NPFGC/FGIC)
06/01/24	5.250%	500,000	536,055

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Ohio (cont.)
County of Hamilton Refunding Revenue Bonds Series 2006A (AMBAC)
12/01/26	5.000%	$1,000,000	$1,044,930
Revenue Bonds Improvement-Greater Cincinnati Metropolitan Series 2007A
12/01/25	5.000%	3,425,000	3,724,756
Metropolitan Sewer District Improvement Series 2006A (NPFGC)
12/01/26	5.000%	1,000,000	1,073,990
County of Montgomery Unlimited General Obligation Improvement Refunding Bonds Various Purpose Series 2005 (NPFGC)
12/01/24	5.000%	2,600,000	2,745,574
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008(d)
12/01/27	6.750%	6,165,000	4,004,599
Kings Local School District Unlimited General Obligation Bonds Series 1995 (NPFGC/FGIC)
12/01/16	7.500%	1,880,000	2,277,413
Ohio Higher Educational Facility Commission Revenue Bonds Denison University 2007 Project Series 2007
11/01/23	5.000%	4,000,000	4,403,960
University of Dayton Project Series 2009
12/01/24	5.500%	3,000,000	3,329,670
Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A
01/15/39	6.750%	7,700,000	8,017,086
Ohio Housing Finance Agency Revenue Bonds Mortgage-Backed Securities Program Series 2008F (GNMA/FNMA/FHLMC)
09/01/28	5.250%	675,000	706,442
Ohio Municipal Electric Generation Agency Refunding Revenue Bonds Joint Venture 5 Series 2004 (AMBAC)
02/15/24	4.750%	7,980,000	8,114,303
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC/FGIC)
02/15/26	5.500%	3,000,000	3,603,450
Ohio State University Revenue Bonds Series 2005A
06/01/25	5.000%	3,000,000	3,251,880

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Ohio (cont.)
Ohio State Water Development Authority Refunding Revenue Bonds Drinking Water Fund Series 2005
12/01/21	5.250%	$3,890,000	$4,815,237
12/01/22	5.250%	2,625,000	3,297,525
Unrefunded Revenue Bonds Loan Fund Series 2005B
06/01/25	4.750%	920,000	970,710
Ohio State Water Development Authority(a) Revenue Bonds Sewer Facilities Anheuser-Busch Project Series 1999 AMT
08/01/38	6.000%	1,000,000	1,000,720
Toledo-Lucas County Port Authority Refunding Revenue Bonds CSX Transportation, Inc. Project Series 1992
12/15/21	6.450%	3,950,000	4,626,003
Special Assessment Bonds Town Square at Levi Commons Series 2007
11/01/36	5.400%	2,605,000	1,709,453
Total			106,889,065
Oklahoma 0.2%
Cleveland County Justice Authority Revenue Bonds Detention Facilities Project Series 2009B
03/01/29	5.750%	5,685,000	5,995,742
Oklahoma County Finance Authority Revenue Bonds Sail Associates LLC Series 2007 AMT (Bank of the West)(a)
12/01/41	5.250%	1,475,000	1,493,629
Total			7,489,371
Oregon 0.4%
Benton County Hospital Facilities Authority Unrefunded Revenue Bonds Samaritan Health Series 1998
10/01/28	5.125%	655,000	654,954
City of Salem Limited General Obligation Bonds Series 2009
06/01/27	4.375%	1,000,000	1,048,550
Clackamas County Service District No. 1 Revenue Bonds Series 2009A
12/01/25	4.250%	1,690,000	1,786,617
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c)
10/01/26	5.625%	3,500,000	2,768,850

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Oregon (cont.)
Linn County Community School District No. 9 Lebanon Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
06/15/30	5.500%	$1,435,000	$1,764,017
Oregon Health & Science University Revenue Bonds Series 2009A
07/01/39	5.750%	4,500,000	4,888,035
Unrefunded Revenue Bonds Series 1995A (NPFGC)
07/01/28	5.250%	390,000	390,308
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A
10/01/25	5.000%	750,000	773,693
Willamette University Projects Series 2007A
10/01/27	5.000%	1,500,000	1,561,455
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2005A
07/01/20	4.400%	530,000	543,213
Polk, Marion & Benton School District No. 13J Unlimited General Obligation Bonds Central School District Series 2009A
06/15/29	4.375%	1,300,000	1,325,506
Total			17,505,198
Pennsylvania 2.4%
Allegheny County Higher Education Building Authority Revenue Bonds Duquesne University Series 2008
03/01/28	5.000%	490,000	506,155
Berks County Municipal Authority Revenue Bonds Reading Hospital Medical Center Project Series 1993 (NPFGC)
10/01/14	5.700%	540,000	573,626
Butler County Hospital Authority Revenue Bonds Butler Health Systems Project Series 2009
07/01/39	7.250%	7,000,000	7,682,780
Cambria County Industrial Development Authority Refunding Revenue Bonds Beverly Enterprises Series 1987 Escrowed to Maturity
06/18/12	10.000%	200,000	210,592
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002(d)
05/01/32	8.500%	5,985,000	5,632,723
Commonwealth of Pennsylvania Unlimited General Obligation Bonds 1st Series 2010A
02/15/19	5.000%	10,000,000	12,114,100

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (cont.)
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a)
06/01/24	6.900%	$3,400,000	$4,117,366
Delaware County Industrial Development Authority Revenue Bonds Philadelphia Suburban Water Facilities Series 2001 (AMBAC) AMT(a)
10/01/31	5.350%	3,000,000	3,019,260
Delaware Valley Regional Financial Authority Revenue Bonds Series 1997C (AMBAC)
07/01/27	7.750%	1,000,000	1,283,780
Montgomery County Industrial Development Authority Revenue Bonds Acts Retirement-Life Communities Series 1998
11/15/28	5.250%	7,500,000	7,191,000
Whitemarsh Continuing Care Series 2005
02/01/28	6.125%	2,000,000	1,746,260
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A
08/15/28	5.375%	4,000,000	4,011,920
Pennsylvania Convention Center Authority Revenue Bonds Series 1989A Escrowed to Maturity (FGIC)
09/01/19	6.000%	14,010,000	17,378,984
Pennsylvania Economic Development Financing Authority Revenue Bonds Allegheny Energy Supply Co. Series 2009
07/15/39	7.000%	13,000,000	14,043,900
Philadelphia Biosolids Facility Series 2009
01/01/32	6.250%	5,325,000	5,596,735
Pennsylvania Economic Development Financing Authority(a) Revenue Bonds Proctor & Gamble Paper Project Series 2001 AMT
03/01/31	5.375%	1,000,000	1,109,080
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Series 2008
07/01/28	5.750%	3,000,000	3,019,410
Edinboro University Foundation Series 2010
07/01/43	6.000%	4,750,000	4,723,020
Pennsylvania State University Refunding Revenue Bonds Series 2002
08/15/16	5.250%	1,000,000	1,164,090
Revenue Bonds Series 2005
09/01/24	5.000%	1,250,000	1,381,750

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (cont.)
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009
04/01/34	6.500%	$2,500,000	$2,659,875
Philadelphia Redevelopment Authority Revenue Bonds Subordinated Series 1986B Escrowed to Maturity (GNMA)
06/01/17	9.000%	450,000	624,942
Washington County Industrial Development Authority Revenue Bonds Washington Jefferson College Series 2010
11/01/36	5.000%	4,850,000	4,916,348
Washington County Industrial Development Authority(d) 1st Mortgage Central Project Series 2003
01/01/29	8.500%	2,126,000	2,116,263
Westmoreland County Municipal Authority Revenue Bonds Capital Appreciation Series 1999A (NPFGC)(e)
08/15/22	0.000%	2,000,000	1,302,400
Total			108,126,359
Puerto Rico 2.5%
Commonwealth of Puerto Rico Unlimited General Obligation Refunding Bonds Series 1996B (AMBAC/TCRS)(c)
07/01/15	6.500%	2,650,000	2,963,601
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2007UU (AGM)
07/01/23	5.000%	1,000,000	1,062,960
Series 2007VV (NPFGC/FGIC)
07/01/34	5.250%	10,870,000	11,116,097
Revenue Bonds Series 2003NN (NPFGC)
07/01/21	5.250%	3,500,000	3,882,165
Series 2008WW
07/01/23	5.375%	2,500,000	2,672,575
Series 2010XX
07/01/40	5.250%	14,500,000	14,529,145
Puerto Rico Highway & Transportation Authority(c) Refunding Revenue Bonds Series 1996Z (AGM)
07/01/18	6.000%	4,640,000	5,333,077
Series 1996Z Escrowed to Maturity (AGM)
07/01/18	6.000%	5,360,000	6,643,720
Series 2003AA (NPFGC)
07/01/20	5.500%	180,000	196,987
Series 2003AA Escrowed to Maturity (NPFGC)
07/01/20	5.500%	320,000	406,649
Puerto Rico Highway & Transportation Authority(c) Revenue Bonds Series 2005K
07/01/20	5.000%	11,130,000	11,387,771

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (cont.)
Puerto Rico Industrial Tourist Educational Medical & Environmental Central Facilities Finance Authority Revenue Bonds Intermediate American University Series 1998A (NPFGC)(c)
10/01/22	5.000%	$2,500,000	$2,501,450
Puerto Rico Public Buildings Authority(c) Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I
07/01/33	5.250%	130,000	144,494
Refunding Revenue Bonds Government Facilities Series 2002F
07/01/20	5.250%	2,000,000	2,126,280
Series 2007M
07/01/31	6.250%	27,000,000	30,348,540
Puerto Rico Public Finance Corp.(c) Revenue Bonds Commonwealth Appropriations Series 1998A (AMBAC)
06/01/24	5.125%	3,000,000	3,530,040
Unrefunded Revenue Bonds Commonwealth Appropriations Series 2002E Escrowed to Maturity
08/01/26	6.000%	2,470,000	3,288,286
Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(c)
08/01/41	5.250%	10,000,000	10,194,600
Total			112,328,437
Rhode Island 0.1%
Rhode Island Student Loan Authority Revenue Bonds Series 2007-2 (AMBAC) AMT(a)
12/01/37	4.850%	6,000,000	5,118,180
South Carolina 1.5%
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12/01/30	5.250%	5,500,000	5,778,960
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A
10/01/26	5.250%	1,870,000	1,523,003
City of Rock Hill Improvement Refunding Revenue Bonds Series 2003A (AGM)
01/01/30	5.000%	4,000,000	4,101,640
Coastal Carolina University Unrefunded Revenue Bonds Series 1999 (AMBAC)
06/01/26	5.300%	1,810,000	1,811,937
County of Berkeley Unlimited General Obligation Improvement Refunding Bonds Series 2003 (AGM)
09/01/28	5.000%	4,000,000	4,182,040

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
South Carolina (cont.)
County of Georgetown Refunding Revenue Bonds International Paper Co. Project Series 2000A
03/15/14	5.950%	$1,000,000	$1,075,870
County of Richland Revenue Bonds International Paper Series 2003 AMT(a)
04/01/23	6.100%	1,000,000	1,027,570
Grand Strand Water & Sewer Authority Revenue Bonds Series 2001 (AGM)
06/01/31	5.000%	4,000,000	4,016,760
Greenville Hospital System Board Revenue Bonds Series 2001 (AMBAC)
05/01/26	5.500%	5,000,000	5,000,350
Lexington County Health Services District, Inc. Prerefunded 05/01/14 Revenue Bonds Series 2004
05/01/32	5.500%	4,685,000	5,232,442
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC)
01/01/21	6.250%	1,250,000	1,547,387
Unrefunded Revenue Bonds Series 1993 (NPFGC)
01/01/25	5.375%	11,370,000	13,088,348
Piedmont Municipal Power Agency(e) Refunding Revenue Bonds Capital Appreciation Subordinated Series 2004A-2 (NPFGC/FGIC)
01/01/24	0.000%	5,000,000	2,785,300
Scago Educational Facilities Corp. Revenue Bonds School District No. 5 Spartanburg County Series 2005 (AGM)
04/01/22	4.600%	8,885,000	9,240,400
South Carolina Jobs-Economic Development Authority Revenue Bonds Woodlands at Furman Project Series 2007A
11/15/37	6.000%	4,200,000	1,658,958
Unrefunded Revenue Bonds Bon Secours Series 2002B
11/15/30	5.625%	3,165,000	3,163,069
South Carolina State Housing Finance & Development Authority Revenue Bonds Series 1999A-2 (AGM) AMT(a)
07/01/29	5.400%	450,000	450,131
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2006A (NPFGC)
01/01/27	5.000%	2,600,000	2,771,704
Series 2008A
01/01/28	5.375%	250,000	278,355
Total			68,734,224

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
South Dakota 0.5%
Heartland Consumers Power District Revenue Bonds Series 1992 Escrowed to Maturity (AGM)
01/01/17	6.000%	$4,965,000	$5,363,789
Unrefunded Revenue Bonds Series 1992 (AGM)
01/01/17	6.000%	8,635,000	9,870,237
State of South Dakota Revenue Bonds Series 1993A (AGM)
09/01/17	6.700%	7,260,000	8,462,038
Total			23,696,064
Tennessee 0.1%
Knox County Health Educational & Housing Facilities Board Refunding Revenue Bonds Fort Sanders Alliance Series 1993 (NPFGC)
01/01/15	5.250%	5,000,000	5,413,600
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 1st Mortgage-AHF Project Series 2003(d)
01/01/29	8.500%	488,000	485,765
Total			5,899,365
Texas 6.1%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010
07/01/45	6.200%	7,200,000	7,353,144
Brazos River Authority(a) Refunding Revenue Bonds TXU Electric Series 2001A AMT
10/01/30	8.250%	5,250,000	1,363,215
TXU Energy Co. LLC Project Series 2003A AMT
04/01/38	6.750%	1,900,000	1,532,635
Brazos River Authority(a)(h) Refunding Revenue Bonds TXU Electric Co. Project Series 1999B AMT
09/01/34	6.750%	12,455,000	10,046,826
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B
04/01/45	6.125%	13,450,000	13,859,821
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2011
01/01/41	6.000%	8,620,000	8,667,410
Central Texas Regional Mobility Authority(e) Revenue Bonds Capital Appreciation Series 2010
01/01/25	0.000%	2,000,000	928,560

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A
11/15/35	5.250%	$8,000,000	$8,472,480
City of Dallas Limited General Obligation Bonds Series 2005
02/15/25	5.000%	820,000	852,365
City of Houston Airport System Refunding Revenue Bonds Senior Lien Series 2009A
07/01/34	5.500%	10,500,000	11,172,315
City of Houston Airport System(a) Refunding Revenue Bonds Continental-Special Facilities Series 2011A
07/15/30	6.500%	5,555,000	5,468,509
Revenue Bonds Subordinated Lien Series 2000A (AGM) AMT
07/01/30	5.625%	750,000	750,330
City of Houston Utility System(e) Refunding Revenue Bonds Capital Appreciation Series 1998A Escrowed to Maturity (AGM)
12/01/19	0.000%	26,955,000	22,582,360
Unrefunded Revenue Bonds Capital Appreciation Series 1998A (AGM)
12/01/19	0.000%	9,545,000	7,542,554
City of Houston Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)(e)
09/01/17	0.000%	2,000,000	1,588,020
City of San Antonio Revenue Bonds Series 1997 Escrowed to Maturity
02/01/20	5.500%	1,055,000	1,278,576
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011
08/01/41	5.750%	2,000,000	1,971,780
Corpus Christi Business & Job Development Corp. Improvement Refunding Revenue Bonds Arena Project Series 2002 (AMBAC)
09/01/25	5.000%	3,550,000	3,696,970
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002
04/01/32	7.250%	7,500,000	7,632,225
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds Series 2000A (NPFGC/FGIC) AMT(a)
11/01/30	5.750%	3,415,000	3,419,098

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A
03/01/40	6.500%	$4,000,000	$4,086,480
Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B
12/01/35	7.250%	8,800,000	9,880,464
Revenue Bonds St. Luke's Episcopal Hospital Project Series 1991 Escrowed to Maturity
02/15/21	6.750%	2,000,000	2,382,600
Harris County-Houston Sports Authority(e) Refunding Revenue Bonds Capital Appreciation-Senior Lien Series 2001A (NPFGC)
11/15/14	0.000%	3,905,000	3,216,978
11/15/15	0.000%	3,975,000	3,055,265
11/15/16	0.000%	4,040,000	2,905,487
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A
05/15/41	6.875%	4,045,000	4,354,968
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A
08/15/44	6.375%	7,500,000	7,945,650
Matagorda County Navigation District No. 1 Refunding Revenue Bonds Central Power & Light Co. Project Series 2001A
11/01/29	6.300%	2,800,000	3,067,680
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a)
12/01/24	6.875%	15,000,000	15,357,300
North East Independent School District Unlimited General Obligation Refunding Bonds Series 2007 (Permanent School Fund Guarantee)
02/01/31	5.250%	10,000,000	12,098,700
North Texas Tollway Authority Refunding Revenue Bonds 1st Tier Series 2009C
01/01/44	5.250%	10,000,000	10,111,500
Series 2011
01/01/38	5.000%	5,500,000	5,428,720
Toll 2nd Tier Series 2008F
01/01/38	5.750%	11,355,000	11,742,433
Permanent University Fund Refunding Revenue Bonds Series 2007B
07/01/23	5.250%	1,000,000	1,264,180

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
Resolution Trust Corp. Pass-Through Certificates Series 1993A(b)(d)
12/01/16	8.500%	$6,615,223	$6,337,912
Sabine River Authority Refunding Revenue Bonds TXU Electric Series 2001C
05/01/28	5.200%	3,000,000	615,090
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2002
10/01/16	6.000%	5,000,000	5,144,550
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A
08/15/40	6.700%	2,700,000	2,825,307
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007
05/15/27	5.125%	2,000,000	1,859,500
CC Young Memorial Home Series 2009A
02/15/38	8.000%	4,000,000	4,039,880
Stayton at Museum Way Series 2009A
11/15/44	8.250%	12,000,000	12,229,800
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990
10/01/20	7.375%	2,000,000	2,566,960
Texas State Turnpike Authority(e) Revenue Bonds Capital Appreciation 1st Tier Series 2002A (AMBAC)
08/15/16	0.000%	7,000,000	5,948,250
08/15/18	0.000%	10,000,000	7,723,000
08/15/19	0.000%	10,330,000	7,521,996
Travis County Health Facilities Development Corp. Revenue Bonds Querencia Barton Creek Project Series 2005
11/15/25	5.500%	1,000,000	904,010
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09/01/29	5.500%	500,000	513,600
Total			275,307,453
Utah 0.5%
City of Eagle Mountain Special Assessment Bonds Special Improvement District No. 2000-1 Series 2006
02/01/21	8.250%	2,336,000	2,359,851

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Utah (cont.)
City of Provo Energy System Revenue Bonds Series 1980 Escrowed to Maturity
04/01/15	10.125%	$815,000	$954,014
Utah Housing Corp. Revenue Bonds Series 2003A-1 AMT(a)
07/01/24	5.125%	1,040,000	1,064,877
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM)
05/15/19	5.500%	3,450,000	4,015,800
Utah Transit Authority Refunding Revenue Bonds Series 2006C (AGM)
06/15/29	5.250%	10,000,000	11,958,200
Revenue Bonds Series 2008A
06/15/25	5.000%	2,000,000	2,210,440
Total			22,563,182
Virgin Islands 0.2%
Virgin Islands Public Finance Authority(a)(c) Senior Secured Revenue Bonds Hovensa Coker Project Series 2002 AMT
07/01/21	6.500%	5,000,000	4,768,550
Hovensa Refinery Series 2003 AMT
07/01/22	6.125%	2,975,000	2,725,189
Total			7,493,739
Virginia 1.4%
City of Hampton Prerefunded 01/15/13 Revenue Bonds Series 2002 (AMBAC)
01/15/28	5.125%	5,350,000	5,631,892
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health Systems Project Series 1993
08/15/23	5.000%	10,000,000	11,451,000
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B
04/01/24	5.250%	6,175,000	7,797,481
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A
03/01/26	6.625%	2,145,000	2,246,630
Peninsula Town Center Community Development Authority Revenue Bonds Series 2007
09/01/24	6.250%	2,363,000	2,387,693
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC/FGIC)
07/15/22	5.250%	7,800,000	8,883,654

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Virginia (cont.)
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005
06/01/26	5.500%	$10,200,000	$11,262,738
06/01/37	5.625%	5,500,000	6,375,490
Virginia College Building Authority Revenue Bonds Washington & Lee University Series 2001
01/01/21	5.375%	5,000,000	5,942,050
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009
10/01/26	5.000%	1,500,000	1,744,440
Total			63,723,068
Washington 2.7%
Clark County School District No. 37 Vancouver Unlimited General Obligation Bonds Series 2001C (NPFGC/FGIC)(e)
12/01/16	0.000%	3,000,000	2,715,180
NJB Properties Revenue Bonds King County Washington Project Series 2006A
12/01/25	5.000%	6,445,000	6,864,763
12/01/26	5.000%	7,290,000	7,719,235
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005
12/01/30	5.500%	1,235,000	1,200,976
Series 2007
12/01/28	5.750%	1,500,000	1,506,780
12/01/32	5.750%	2,000,000	1,978,380
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity
01/01/20	5.000%	17,750,000	21,707,185
Spokane Public Facilities District Revenue Bonds Series 2003 (NPFGC)
12/01/28	5.750%	3,195,000	3,297,847
State of Washington Unlimited General Obligation Bonds Series 2007D (AGM)
01/01/30	4.500%	24,470,000	25,027,182
Various Purpose Series 2008A
07/01/27	5.000%	9,730,000	10,641,409
Unlimited General Obligation Refunding Bonds Motor Vehicle Fuel Series 2010
07/01/19	5.000%	5,000,000	6,061,050

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Washington (cont.)
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010
07/01/30	5.500%	$3,000,000	$3,055,290
Swedish Health Services Series 2009A
11/15/33	6.500%	11,800,000	12,363,332
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009
10/01/40	5.625%	4,685,000	4,772,235
Washington State Housing Finance Commission Revenue Bonds Skyline At First Hill Project Series 2007A
01/01/27	5.625%	2,500,000	1,786,400
01/01/38	5.625%	18,950,000	12,250,038
Total			122,947,282
West Virginia 0.4%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A
12/01/38	5.375%	3,850,000	3,948,021
West Virginia State Building Commission Refunding Revenue Bonds West Virginia Regional Jail Series 1998A (AMBAC)
07/01/21	5.375%	3,215,000	3,439,696
West Virginia University Revenue Bonds University System Projects Series 1998A (NFPGC)
04/01/28	5.250%	5,000,000	5,803,000
West Virginia University(e) Revenue Bonds University System Projects Series 2000A (AMBAC)
04/01/16	0.000%	3,300,000	2,969,703
Total			16,160,420
Wisconsin 3.2%
Badger Tobacco Asset Securitization Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/27	6.125%	5,090,000	5,239,392
City of La Crosse Refunding Revenue Bonds Northern States Power Co. Project Series 1996 AMT(a)
11/01/21	6.000%	6,000,000	6,688,080
Monroe Redevelopment Authority Revenue Bonds Monroe Clinic, Inc. Series 2009
02/15/39	5.875%	5,000,000	5,169,950

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (cont.)
State of Wisconsin Revenue Bonds Series 2009A
05/01/33	5.750%	$17,700,000	$19,527,525
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B
08/15/24	5.125%	15,910,000	15,666,577
08/15/25	5.125%	15,500,000	14,842,025
Revenue Bonds Aurora Health Care, Inc. Series 1999A
02/15/29	5.600%	3,845,000	3,845,846
Series 2003
04/15/33	6.400%	4,250,000	4,333,470
Series 2010A
04/15/39	5.625%	6,100,000	6,162,403
Marshfield Clinic Series 1999
02/15/29	6.250%	7,200,000	7,203,024
Medical College of Wisconsin Series 2008A
12/01/35	5.250%	14,400,000	14,670,144
Prohealth Care, Inc. Obligation Group Series 2009
02/15/32	6.625%	1,000,000	1,030,740
02/15/39	6.625%	25,150,000	27,122,514
Riverview Hospital Association Series 2008
04/01/33	5.750%	6,000,000	6,169,200
04/01/38	5.750%	4,000,000	4,082,560
St. John's Community, Inc. Series 2009A
09/15/29	7.250%	1,000,000	1,052,190
09/15/39	7.625%	1,000,000	1,059,770
Total			143,865,410
Wyoming 0.2%
County of Campbell Revenue Bonds Basin Electric Power Cooperative Series 2009A
07/15/39	5.750%	7,900,000	8,530,973
Total Municipal Bonds (Cost: $4,080,509,322)			$4,321,175,454
	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes 1.7%
Colorado 0.2%
Colorado Educational & Cultural Facilities Authority(h) Revenue Bonds Series 2007 VRDN (U.S. Bank)
06/01/37	0.120%	1,200,000	1,200,000
UJA Federation of Northern New Jersey VRDN Series 2007 (JPMorgan Chase Bank)
05/01/37	0.120%	2,950,000	2,950,000

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes (continued)
Colorado (cont.)
County of Pitkin Refunding Revenue Bonds Aspen Skiing Co. VRDN Series 1994B (JP Morgan Chase Bank) AMT(a)(h)
04/01/14	0.140%	$5,000,000	$5,000,000
Total			9,150,000
Florida 0.2%
Jacksonville Health Facilities Authority Revenue Bonds Southern Baptist Hospital VRDN Series 2003C (Wells Fargo Bank)(h)
08/15/33	0.120%	9,000,000	9,000,000
Orange County School Board Certificate of Participation Series 2008E VRDN (Wells Fargo Bank)(h)
08/01/22	0.120%	800,000	800,000
Total			9,800,000
Illinois 0.6%
Chicago Board of Education Unlimited General Obligation Bonds VRDN Series 2009 (U.S. Bank)(h)
03/01/31	0.120%	5,000,000	5,000,000
City of Chicago Unlimited General Obligation Bonds Series 2003 (JPMorgan Chase Bank)(h)
01/01/34	0.120%	21,530,000	21,530,000
Total			26,530,000
Iowa 0.1%
Iowa Finance Authority Revenue Bonds Wahlert High School VRDN Series 2006 (Wells Fargo Bank)(h)
03/01/36	0.150%	1,000,000	1,000,000
Iowa Higher Education Loan Authority Revenue Bonds Des Moines University Osteopath Series 2003 (U.S. Bank)(h)
10/01/33	0.140%	700,000	700,000
Iowa Higher Education Loan Authority Revenue Bonds Cornell College Series 2008 VRDN (JPMorgan Chase Bank)(h)(i)
10/01/38	0.200%	1,820,000	1,820,000
Total			3,520,000
Kentucky 0.1%
County of Christian Revenue Bonds Series 2007 VRDN (U.S. Bank)(h)
04/01/37	0.100%	600,000	600,000
County of Shelby Revenue Bonds VRDN Series 2004A (U.S. Bank)(h)
09/01/34	0.100%	2,030,000	2,030,000
Lexington-Fayette Urban County Airport Board Revenue Bonds VRDN Series 2009 (JP Morgan Chase Bank)(h)
07/01/38	0.100%	2,500,000	2,500,000
Total			5,130,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011
(Percentages represent value of investments compared to net assets)

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes (continued)
Minnesota 0.1%
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems VRDN Series 2009B-2 (JP Morgan Chase Bank)(h)
11/15/35	0.100%	$1,050,000	$1,050,000
Minnesota Higher Education Facilities Authority Revenue Bonds St. Olaf College VRDN Series 2002 (Harris)(h)
10/01/20	0.150%	6,200,000	6,200,000
Total			7,250,000
Missouri —%
Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(h)
12/01/20	0.140%	1,000,000	1,000,000
Missouri State Health & Educational Facilities Authority Revenue Bonds Bethesda Health Group, Inc. Series 2009 (U.S. Bank)(h)
08/01/41	0.140%	595,000	595,000
Total			1,595,000
New Hampshire 0.1%
New Hampshire Business Finance Authority Revenue Bonds Littleton Regional Hospital VRDN Series 2007 (TD Banknorth)(h)
10/01/42	0.160%	3,495,000	3,495,000
Texas 0.1%
Harris County Health Facilities Development Corp. Revenue Bonds Baylor College of Medicine Series 2007 VRDN (Wells Fargo Bank)(h)
11/15/47	0.120%	3,000,000	3,000,000
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency(h) Revenue Bonds North Country Hospital & Health VRDN Series 2007A (TD Banknorth)
10/01/34	0.120%	1,300,000	1,300,000
Northeastern VT Regional Hospital VRDN Series 2004A (Banknorth)
10/01/29	0.120%	1,500,000	1,500,000
Total			2,800,000
Wisconsin 0.1%
Wisconsin Health & Educational Facilities Authority(h) Revenue Bonds Fort Healthcare, Inc. VRDN Series 2007A (JP Morgan Chase Bank)
05/01/37	0.200%	3,800,000	3,800,000
Meriter Hospital, Inc. VRDN Series 2002 (JP Morgan Chase & Co.)
12/01/32	0.200%	2,450,000	2,450,000
Total			6,250,000
Total Floating Rate Notes (Cost: $78,520,000)			$78,520,000

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Municipal Bonds Held in Trust 0.7%
Massachusetts 0.4%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(h)(j)
11/15/36	5.550%	$16,000,001	$17,970,240
North Carolina 0.1%
North Carolina Housing Finance Agency Revenue Bonds Series 2002R-II-175 AMT(a)(b)(h)(j)
01/01/34	5.350%	5,250,000	5,251,242
Texas 0.2%
Texas Department of Housing & Community Affairs(a)(b)(h)(j) Revenue Bonds Mortgage Series 2002A (NPFGC) AMT
03/01/34	5.550%	5,275,000	5,282,161
Series 2002B (NPFGC) AMT
09/01/33	5.550%	4,670,000	4,676,052
Total			9,958,213
Total Municipal Bonds Held in Trust (Cost: $32,417,631)			$33,179,695
		Shares	Value
Money Market Funds 1.5%
Dreyfus Tax-Exempt Cash Management Fund, 0.010%(k),		30,215,133	$30,215,133
JP Morgan Municipal Money Market Fund, 0.000%(k)		35,702,399	35,702,399
Total Money Market Funds (Cost: $65,917,532)			$65,917,532
	Coupon Rate	Principal Amount	Value
Municipal Preferred Stocks 0.2%
Maryland 0.2%
Munimae TE Bond Subsidiary LLC(a)(b)(d) Series 2000B AMT
06/30/50	7.750%	$10,000,000	$8,399,700
Series 2005C-3 AMT
11/29/49	5.500%	1,000,000	679,950
Total			9,079,650
Total Municipal Preferred Stocks (Cost: $11,000,000)			$9,079,650
Total Investments (Cost: $4,268,364,485)			$4,507,872,331
Other Assets & Liabilities, Net			12,086,453
Total Net Assets			$4,519,958,784

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011

Notes to Portfolio of Investments

(a)  At November 30, 2011, the value of securities subject to alternative minimum tax was $388,102,097, representing 8.59% of net assets.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the value of these securities amounted to $86,698,253 or 1.92% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At November 30, 2011, the value of these securities amounted to $138,181,650 or 3.06% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at November 30, 2011 was $59,309,590, representing 1.31% of net assets. Information concerning such security holdings at November 30, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 6.500% 09/01/35	09/20/02	$2,810,745
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 7.500% 07/01/40	03/07/00	7,880,363
Cabazon Band Mission Indians Revenue Bonds Series 2004 7.358% 10/01/11	05/14/10	340,476
Cabazon Band Mission Indians Revenue Bonds Series 2004 8.375% 10/01/15	10/04/04-05/14/10	1,685,007
Cabazon Band Mission Indians Revenue Bonds Series 2004 8.750% 10/01/19	10/04/04-05/14/10	8,359,351
Cabazon Band Mission Indians Revenue Bonds Series 2010 8.375% 10/01/20	05/14/10	1,415,000
Capital Trust Agency Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 7.000% 07/15/32	07/23/08	1,895,000
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002 8.500% 05/01/32	05/01/02	5,572,040
City of Roseville Revenue Bonds Care Institute, Inc. Project Series 1993 7.750% 11/01/23	11/01/93	3,275,000
Colorado Health Facilities Authority Prerefunded Revenue Bonds American Housing Foundation I, Inc. Project Series 2003 8.500% 12/01/31	02/19/03	794,883

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011

Notes to Portfolio of Investments (continued)
Security Description	Acquisition Dates	Cost
Durham Housing Authority Revenue Bonds Series 2005 AMT 5.650% 02/01/38	12/18/06	$3,208,912
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008 6.750% 12/01/27	04/23/08	6,165,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 1st Mortgage-AHF Project Series 2003 8.500% 01/01/29	12/30/03	461,126
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.-Carollton Series 1998C AMT 6.550% 11/01/25	11/24/98	4,250,000
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 8.750% 01/01/37	09/25/07	1,461,135
Munimae TE Bond Subsidiary LLC Series 2000B AMT 7.750% 06/30/50	05/30/00	10,000,000
Munimae TE Bond Subsidiary LLC Series 2005C-3 AMT 5.500% 11/29/49	11/02/05	1,000,000
Rankin County Five Lakes Utility District Series 1994 7.000% 07/15/37	10/02/07	465,000
Washington County Industrial Development Authority 1st Mortgage Central Project Series 2003 8.500% 01/01/29	12/30/03	2,008,921
Will-Kankakee Regional Development Authority Prerefunded Revenue Bonds Flanders Corp./PrecisionAire Series 1997 AMT 6.500% 12/15/17	12/30/97	1,495,000
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 0.000% 11/15/11	08/17/07	713,670
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT 0.000% 11/15/31	10/17/95	1,023,695

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011

Notes to Portfolio of Investments (continued)
Security Description	Acquisition Dates	Cost
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 0.000% 11/15/56	06/04/11	$1,346
Resolution Trust Corp. Pass-Through Certificates Series 1993A 8.500% 12/01/16	08/27/93	6,751,636

(e)  Zero coupon bond.

(g)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2011, the value of these securities amounted to $2,845,292, which represents 0.06% of net assets.

(h)  Variable rate security. The interest rate shown reflects the rate as of November 30, 2011.

(i)  Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on November 30, 2011. The maturity date disclosed represents the final maturity.

(j)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties, which are included as a Liability in the Fund's Statement of Assets and Liabilities. The Liability approximates fair value. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(k)  The rate shown is the seven-day current annualized yield at November 30, 2011.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

CHF  Swiss Franc

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

MGIC  Mortgage Guaranty Insurance Corporation

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of November 30, 2011:

	Fair Value at November 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Municipal Preferred Stocks	$—	$9,079,650	$—	$9,079,650
Total Equity Securities	—	9,079,650	—	9,079,650
Bonds
Municipal Bonds	—	4,321,175,454	—	4,321,175,454
Municipal Bonds Held in Trust	—	33,179,695	—	33,179,695
Total Bonds	—	4,354,355,149	—	4,354,355,149
Short-Term Securities
Floating Rate Notes	—	78,520,000	—	78,520,000
Total Short-Term Securities	—	78,520,000	—	78,520,000
Other
Money Market Funds	65,917,532	—	—	65,917,532
Total Other	65,917,532	—	—	65,917,532
Total Investments	$65,917,532	$4,441,954,799	$—	$4,507,872,331

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Tax-Exempt Fund

November 30, 2011

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Municipal Bonds
Balance as of November 30, 2010	$4,759,227
Accrued discounts/premiums	—
Realized gain (loss)	(5,621,547)
Change in unrealized appreciation (depreciation)**	4,573,273
Sales	(3,710,953)
Purchases	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of November 30, 2011	$—

**  Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2011 was $ 0.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Tax-Exempt Fund

November 30, 2011

Assets
Investments, at value
(identified cost $4,268,364,485)	$4,507,872,331
Receivable for:
Investments sold	4,917,003
Capital shares sold	12,216,912
Interest	64,952,557
Trustees' deferred compensation plan	227,923
Total assets	4,590,186,726
Liabilities
Short-term floating rate notes outstanding	21,145,000
Payable for:
Investments purchased	26,545,521
Capital shares purchased	5,086,141
Dividend distributions to shareholders	15,965,227
Investment management fees	45,556
Distribution fees	22,416
Transfer agent fees	360,349
Administration fees	7,213
Chief compliance officer expenses	399
Compensation of board members	112,988
Other expenses	709,209
Trustees' deferred compensation plan	227,923
Total liabilities	70,227,942
Net assets applicable to outstanding capital stock	$4,519,958,784

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Tax-Exempt Fund

November 30, 2011

Represented by
Paid-in capital	$4,381,606,194
Undistributed net investment income	10,904,960
Accumulated net realized loss	(112,060,216)
Unrealized appreciation (depreciation) on:
Investments	239,507,846
Total — representing net assets applicable to outstanding capital stock	$4,519,958,784
Net assets applicable to outstanding shares
Class A	$3,708,743,584
Class B	$12,630,099
Class C	$81,741,547
Class Z	$716,843,554
Shares outstanding
Class A	276,144,984
Class B	941,007
Class C	6,087,176
Class Z	53,375,092
Net asset value per share
Class A(a)	$13.43
Class B	$13.42
Class C	$13.43
Class Z	$13.43

(a)  The maximum offering price per share for Class A is $14.10. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Tax-Exempt Fund

Year ended November 30, 2011

Net investment income
Income:
Dividends	$34,453
Interest	167,146,343
Total income	167,180,796
Expenses:
Investment management fees	12,644,779
Distribution fees
Class B	75,966
Class C	424,507
Service fees
Class A	4,896,170
Class B	20,268
Class C	113,222
Transfer agent fees
Class A	2,566,476
Class B	10,797
Class C	62,708
Class Z	797,084
Administration fees	1,621,818
Compensation of board members	57,097
Pricing and bookkeeping fees	86,802
Custodian fees	45,349
Printing and postage fees	148,531
Registration fees	72,992
Professional fees	115,371
Interest expense — inverse floating rate notes	79,499
Interest expense — line of credit	148
Chief compliance officer expenses	2,314
Other	181,087
Total expenses	24,022,985
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(575,239)
Interest expense reimbursement by Investment Manager	(148)
Fees waived by Distributor — Class C	(84,839)
Expense reductions	(8,094)
Total net expenses	23,354,665
Net investment income	143,826,131
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(8,172,164)
Futures contracts	(1,646,050)
Net realized loss	(9,818,214)
Net change in unrealized appreciation (depreciation) on:
Investments	106,690,130
Net change in unrealized appreciation	106,690,130
Net realized and unrealized gain	96,871,916
Net increase in net assets resulting from operations	$240,698,047

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Tax-Exempt Fund

Year ended November 30,	2011	2010
Operations
Net investment income	$143,826,131	$100,380,903
Net realized gain (loss)	(9,818,214)	23,322,707
Net change in unrealized appreciation (depreciation)	106,690,130	(8,982,008)
Net increase in net assets resulting from operations	240,698,047	114,721,602
Distributions to shareholders from:
Net investment income
Class A	(109,526,581)	(59,546,856)
Class B	(376,116)	(351,849)
Class C	(2,194,051)	(1,387,776)
Class Z	(33,366,448)	(38,237,268)
Total distributions to shareholders	(145,463,196)	(99,523,749)
Increase (decrease) in net assets from share transactions	2,281,307,620	(115,047,540)
Proceeds from regulatory settlements (Note 6)	—	19,753
Total increase (decrease) in net assets	2,376,542,471	(99,829,934)
Net assets at beginning of year	2,143,416,313	2,243,246,247
Net assets at end of year	$4,519,958,784	$2,143,416,313
Undistributed net investment income	$10,904,960	$8,356,194

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Tax-Exempt Fund

Year ended November 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,323,418	83,458,835	3,085,001	41,173,657
Fund merger	190,123,507	2,497,521,878	—	—
Distributions reinvested	6,053,123	79,801,662	3,170,799	42,260,626
Redemptions	(25,833,279)	(338,087,704)	(11,207,263)	(149,201,003)
Net increase (decrease)	176,666,769	2,322,694,671	(4,951,463)	(65,766,720)
Class B shares
Subscriptions	24,424	324,482	15,355	204,468
Fund merger	1,348,328	17,698,627	—	—
Distributions reinvested	19,494	256,930	14,784	196,559
Redemptions	(970,488)	(12,716,353)	(489,987)	(6,520,004)
Net increase (decrease)	421,758	5,563,686	(459,848)	(6,118,977)
Class C shares
Subscriptions	641,064	8,476,571	641,984	8,576,510
Fund merger	3,452,081	45,338,027	—	—
Distributions reinvested	100,543	1,325,678	50,282	670,608
Redemptions	(953,671)	(12,399,708)	(457,045)	(6,102,688)
Net increase	3,240,017	42,740,568	235,221	3,144,430
Class Z shares
Subscriptions	4,272,588	55,792,716	5,904,278	78,403,006
Distributions reinvested	632,731	8,244,270	666,949	8,890,492
Redemptions	(11,959,938)	(153,728,291)	(10,050,193)	(133,599,771)
Net decrease	(7,054,619)	(89,691,305)	(3,478,966)	(46,306,273)
Total net increase (decrease)	173,273,925	2,281,307,620	(8,655,056)	(115,047,540)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Tax-Exempt Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Nov. 30,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.58		0.59		0.60		0.59		0.60
Net realized and unrealized gain (loss)	0.31		0.08		1.09		(1.57)		(0.37)
Total from investment operations	0.89		0.67		1.69		(0.98)		0.23
Less distributions to shareholders from:
Net investment income	(0.59)		(0.59)		(0.59)		(0.59)		(0.59)
Total distributions to shareholders	(0.59)		(0.59)		(0.59)		(0.59)		(0.59)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$13.43		$13.13		$13.05		$11.95		$13.52
Total return	7.00%		5.12%		14.42%		(7.48%)		1.74%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	0.76%		0.80%		0.80%		0.80%		0.82%
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(e)	0.75	%(d)	0.80	%(d)	0.80	%(d)	0.80	%(d)	0.82	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.76%		0.80%		0.80%		0.78%		0.78%
Net expenses after fees waived or expenses reimbursed (excluding interest and fee expense)(e)	0.75	%(d)	0.80	%(d)	0.80	%(d)	0.78	%(d)	0.78	%(d)
Net investment income	4.41	%(d)	4.43	%(d)	4.73	%(d)	4.56	%(d)	4.40	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,708,744		$1,305,921		$1,362,545		$1,296,698		$1,533,614
Portfolio turnover	11%		11%		12%		14%		13%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Tax-Exempt Fund

	Year ended Nov. 30,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.48		0.49		0.50		0.50		0.50
Net realized and unrealized gain (loss)	0.30		0.08		1.10		(1.58)		(0.37)
Total from investment operations	0.78		0.57		1.60		(1.08)		0.13
Less distributions to shareholders from:
Net investment income	(0.49)		(0.49)		(0.50)		(0.49)		(0.49)
Total distributions to shareholders	(0.49)		(0.49)		(0.50)		(0.49)		(0.49)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$13.42		$13.13		$13.05		$11.95		$13.52
Total return	6.12%		4.34%		13.57%		(8.17%)		0.98%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	1.51%		1.55%		1.55%		1.55%		1.57%
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(e)	1.50	%(d)	1.55	%(d)	1.55	%(d)	1.55	%(d)	1.57	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.51%		1.55%		1.55%		1.53%		1.53%
Net expenses after fees waived or expenses reimbursed (excluding interest and fee expense)(e)	1.50	%(d)	1.55	%(d)	1.55	%(d)	1.53	%(d)	1.53	%(d)
Net investment income	3.65	%(d)	3.69	%(d)	4.00	%(d)	3.81	%(d)	3.65	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,630		$6,817		$12,775		$17,816		$27,047
Portfolio turnover	11%		11%		12%		14%		13%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Tax-Exempt Fund

	Year ended Nov. 30,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.50		0.51		0.52		0.51		0.51
Net realized and unrealized gain (loss)	0.31		0.08		1.09		(1.57)		(0.36)
Total from investment operations	0.81		0.59		1.61		(1.06)		0.15
Less distributions to shareholders from:
Net investment income	(0.51)		(0.51)		(0.51)		(0.51)		(0.51)
Total distributions to shareholders	(0.51)		(0.51)		(0.51)		(0.51)		(0.51)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$13.43		$13.13		$13.05		$11.95		$13.52
Total return	6.36%		4.49%		13.74%		(8.05%)		1.13%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	1.52%		1.40%		1.40%		1.55%		1.57%
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(e)	1.36	%(d)	1.25	%(d)	1.25	%(d)	1.40	%(d)	1.42	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.52%		1.40%		1.40%		1.53%		1.53%
Net expenses after fees waived or expenses reimbursed (excluding interest and fee expense)(e)	1.36	%(d)	1.25	%(d)	1.25	%(d)	1.38	%(d)	1.38	%(d)
Net investment income	3.82	%(d)	3.83	%(d)	4.11	%(d)	3.95	%(d)	3.78	%(d)
Supplemental data
Net assets, end of period (in thousands)	$81,742		$37,377		$34,079		$25,023		$22,650
Portfolio turnover	11%		11%		12%		14%		13%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Tax-Exempt Fund

	Year ended Nov. 30,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.61		0.62		0.62		0.62		0.62
Net realized and unrealized gain (loss)	0.30		0.07		1.10		(1.58)		(0.36)
Total from investment operations	0.91		0.69		1.72		(0.96)		0.26
Less distributions to shareholders from:
Net investment income	(0.61)		(0.61)		(0.62)		(0.61)		(0.62)
Total distributions to shareholders	(0.61)		(0.61)		(0.62)		(0.61)		(0.62)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$13.43		$13.13		$13.05		$11.95		$13.52
Total return	7.16%		5.33%		14.64%		(7.30%)		1.94%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	0.59%		0.60%		0.60%		0.60%		0.62%
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(e)	0.56	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)	0.62	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.59%		0.60%		0.60%		0.58%		0.58%
Net expenses after fees waived or expenses reimbursed (excluding interest and fee expense)(e)	0.56	%(d)	0.60	%(d)	0.60	%(d)	0.58	%(d)	0.58	%(d)
Net investment income	4.68	%(d)	4.63	%(d)	4.93	%(d)	4.76	%(d)	4.59	%(d)
Supplemental data
Net assets, end of period (in thousands)	$716,844		$793,302		$833,847		$814,018		$884,741
Portfolio turnover	11%		11%		12%		14%		13%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia Tax-Exempt Fund
November 30, 2011

Note 1. Organization

Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value,

Columbia Tax-Exempt Fund, November 30, 2011

management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at

November 30, 2011

At November 30, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of

Operations for the Year Ended November 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(1,646,050)

Columbia Tax-Exempt Fund, November 30, 2011

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$—

Volume of Derivative Instruments for the Year Ended

November 30, 2011

Contracts Opened
Futures Contracts	545

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. Accordingly, the municipal bonds transferred to the trusts, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts at November 30, 2011 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended November 30, 2011, the average value of short-term floating rate notes outstanding was $10,652,339 and the average interest rate and fees related to these short-term floating rate notes was 0.75%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of

Columbia Tax-Exempt Fund, November 30, 2011

the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.55% to 0.42% as the Fund's net assets increased. The effective management fee rate for the year

Columbia Tax-Exempt Fund, November 30, 2011

ended November 30, 2011, was 0.39% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended November 30, 2011, was 0.05% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended November 30, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.10%
Class B	0.11
Class C	0.11
Class Z	0.11

Columbia Tax-Exempt Fund, November 30, 2011

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At November 30, 2011, the Fund's total potential future obligation over the life of the Guaranty is $816,353. The liability remaining at November 30, 2011 for non-recurring charges associated with the lease amounted to $540,414 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended November 30, 2011, these minimum account balance fees reduced total expenses by $8,004.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.80% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,010,865 for Class A, $5,332 for Class B and $6,965 for Class C shares for the year ended November 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through March 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.76%
Class B	1.51
Class C	1.51
Class Z	0.56

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization

Columbia Tax-Exempt Fund, November 30, 2011

(see Note 13) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the Reorganization.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended November 30, 2011, these differences are primarily due to differing treatments for futures and options contracts, market discount/premium, paydown reclassifications, post-October losses, capital loss carryforwards, non-deductible deferred trustees fees, current year income distributions payable, market discount reclassifications and non-deductible merger costs. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed Net Investment Income	$43,334
Accumulated net Realized Gain/Loss	373,053
Paid-In Capital	(416,387)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended November 30,	2011	2010
Ordinary Income*	$180,887	$877,056
Tax-Exempt Income	145,282,309	98,646,693

*  Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	$19,891,771
Unrealized Appreciation*	249,411,366

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to market discount reclassifications.

At November 30, 2011, the cost of investments for federal income tax purposes was $4,258,460,965 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$322,981,403
Unrealized Depreciation	$(73,570,037)
Net Unrealized Appreciation	$249,411,366

The following capital loss carryforward, determined at November 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$13,239,272
2016	57,869,171
2017	1,455,576
2018	6,621,391
2019	14,381,427
Total	$93,566,837

Columbia Tax-Exempt Fund, November 30, 2011

Columbia Tax-Exempt Fund acquired $77,729,834 of capital loss carryforward in connection with the RiverSource Tax-Exempt High Income Fund merger (Note 10). The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2011, post-October capital losses of $333,837 attributed to security transactions were deferred to December 1, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $331,562,924 and $535,872,903 respectively, for the year ended November 30, 2011.

Note 6. Regulatory Settlements

During the year ended November 30, 2010, the Fund received payments of $19,753 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

For the year ended November 30, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates

Columbia Tax-Exempt Fund, November 30, 2011

paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period December 1, 2010 through May 15, 2011, these credits reduced total expenses by $90.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended November 30, 2011, the average daily loan balance outstanding on days when borrowing existed was $3,600,000 at a weighted average interest rate of 1.48%.

For the year ended November 30, 2011, the Investment Manager reimbursed the Fund $148 of interest expense.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman National Municipal Fund, a series of Seligman Municipal Fund Series, Inc., and RiverSource Tax-Exempt High Income Fund, a series of RiverSource Tax-Exempt Income Series, Inc. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisitions were $1,964,927,197 and the combined net assets immediately after the acquisitions were $4,525,485,728.

The merger was accomplished by a tax-free exchange of 71,691,627 shares of Seligman National Municipal Fund valued at $549,162,443 (including $15,000,986 of unrealized

Columbia Tax-Exempt Fund, November 30, 2011

appreciation ), and 480,872,682 shares of RiverSource Tax-Exempt High Income Fund valued at $2,011,396,088 (including $65,088,726 of unrealized appreciation).

In exchange for shares of Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund, the Fund issued the following number of shares:

	Seligman National Municipal Fund	RiverSource Tax-Exempt High Income Fund
Class A	39,704,790	150,418,717
Class B	N/A	1,348,328
Class C	2,130,946	1,321,135

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund's cost of investments was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on December 1, 2010 the Fund 's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended November 30, 2011 would have been approximately $206.3 million, $(18.1) million, $89.5 million and $277.7 million, respectively.

Note 11. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers do not comply with relevant tax requirements, interest payments from such issuers' securities could become federally taxable, possibly retroactively to the date the securities were issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result and pay any federal income tax on the interest earned from such securities in your in your Fund account.

Columbia Tax-Exempt Fund, November 30, 2011

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Shareholder Concentration

At November 30, 2011, one shareholder account owned 10.24% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011, and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,

Columbia Tax-Exempt Fund, November 30, 2011

arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
January 20, 2012

Federal Income Tax Information (Unaudited) – Columbia Tax-Exempt Fund

For the fiscal year ended November 30, 2011, 99.88% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia Tax-Exempt Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1051 C (1/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2011 and November 30, 2010 are approximately as follows:

2011	2010
$53,700	$58,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2011 and November 30, 2010 are approximately as follows:

2011	2010
$14,100	$4,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended November 30, 2011 and November 30, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2011 and November 30, 2010 are approximately as follows:

2011	2010
$9,700	$7,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to amortization and accretion testing.

During the fiscal years ended November 30, 2011 and November 30, 2010, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2011 and November 30, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2011 and November 30, 2010 are approximately as follows:

2011	2010
$485,300	$1,048,800

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2011 and November 30, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2011 and November 30, 2010 are approximately as follows:

2011	2010
$509,100	$1,061,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 20, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	January 20, 2012